Exhibit 99.2

supplemental report third quarter 2016 The Solana Preserve Houston, TX 1

Overview 3 Portfolio Summary 4 Capitalization and Debt 6 Acquisitions, Commitments and Dispositions 9 Development and Redevelopment 11 Capital Expenditures 14 Portfolio Portfolio Overview 16 Senior Housing Triple-net 20 Senior Housing Operating Portfolio 24 Life Science 30 Medical Office 33 Other 36 Unconsolidated Joint Ventures 39 Guidance 40 Appendix - QCP 41 Definitions and Reconciliations 44 Company Information 51 TABLE OF Forward-Looking Statements & Risk Factors 52 2

THE NUMBERS

Overview(1)

Dollars and shares in thousands, except per share data

	3Q15	4Q15	1Q16	2Q16	3Q16
Financial Metrics					
Diluted earnings per common share	$ 0.25	$ (1.29)	$ 0.25	$ 0.64	$ 0.32
Investment	24,334,865	23,455,941	23,316,184	23,215,105	23,482,765
Rental and operating revenue(2)	690,293	694,087	675,776	683,158	687,602
NOI(3)	475,048	481,450	457,107	460,886	455,818
Cash NOI and interest income(3)	471,536	483,896	472,749	495,806	477,809
Year-Over-Year SPP Cash NOI % change(3)	(0.8%)	(0.1%)	(0.7%)	4.1%	3.1%
Year-Over-Year SPP Cash NOI % growth, excluding QCP(3)(4)	3.5%	3.7%	2.9%	4.7%	3.1%
Diluted FFO per common share	$ 0.57	$ (0.99)	$ 0.68	$ 0.71	$ 0.65
Diluted FFO as adjusted per common share	0.79	0.80	0.69	0.74	0.72
Dividends per common share	0.565	0.565	0.575	0.575	0.575
Capitalization					
Common stock outstanding	464,442	465,488	466,925	467,325	467,820
Total Market Equity	$ 17,524,114	$ 18,028,746	$ 15,403,857	$ 16,741,109	$ 17,975,018
Total Debt(5)	11,580,676	11,433,878	11,304,221	11,122,837	11,301,191
Debt Ratios					
Financial Leverage(5)	45.0%	45.0%	45.5%	44.6%	45.0%
Secured Debt Ratio	4.8%	4.4%	4.3%	3.5%	3.8%
Net Debt to Adjusted EBITDA	5.8x	5.6x	6.2x	5.8x	6.1x
Adjusted Fixed Charge Coverage	3.9x	3.9x	3.6x	3.8x	3.8x
Portfolio Statistics					
Number of properties	1,279	1,205	1,200	1,191	1,198
Occupancy:					
Senior housing triple-net	87.0%	87.2%	86.6%	86.1%	86.1%
Senior housing operating portfolio ("SHOP")	86.8%	87.4%	88.0%	87.3%	87.9%
Life science	97.8%	97.9%	97.8%	98.5%	96.2%
Medical office	91.5%	92.0%	91.3%	91.6%	91.6%

(1) Reconciliations of the non-GAAP financial measures used in this report to their most comparable GAAP financial measures are included in the Reconciliations section or elsewhere in this report.
(2) Includes rental and related revenues, tenant recoveries, resident fees and services and income from Direct Financing Leases.
(3) Revised to include the Company's share of unconsolidated joint ventures.
(4) Excludes 338 properties in Quality Care Properties, ("QCP") as a result of the spin-off which occurred on October 31, 2016.
(5) Reflects the adoption of ASU 2015-03 and ASU 2015-15, which require certain debt issuance costs to be presented as a direct deduction to the related debt liability.

3

Portfolio Summary

As of and for the quarter ended September 30, 2016, dollars in thousands

	Property Count	Age	Investment	Cash NOI and Interest Income	Private Pay %[1]
Property Portfolio					
Senior housing triple-net	292	18	$ 5,094,809	$ 101,465	91.6
Senior housing operating portfolio	119	21	3,015,992	49,237	94.1
Life science	114	19	3,496,300	72,062	100.0
Medical office	225	23	3,594,148	68,105	100.0
Other	77	31	975,543	28,241	75.5
QCP	338	33	5,342,177	122,852	34.5
	1,165	**25**	**$ 21,518,969**	**$ 441,962**	**77.6**
Debt Investments					
Other	—	N/A	$ 765,075	$ 20,482	—
Developments					
Life science	—	N/A	$ 219,422	$ —	—
Medical office	—	N/A	57,166	—	—
			$ 276,588	**$ —**	—
HCP's Share of Unconsolidated JVs					
Senior housing operating portfolio	24	23	$ 815,511	$ 13,118	83.0
Life science	4	20	87,841	1,507	100.0
Medical office	1	11	9,631	350	100.0
Other	4	39	9,150	390	11.5
	33	**24**	**$ 922,133**	**$ 15,365**	**83.2**
Total					
Senior housing triple-net	292	18	$ 5,094,809	$ 101,465	91.6
Senior housing operating portfolio	143	22	3,831,503	62,355	89.8
Life science	118	19	3,803,563	73,569	100.0
Medical office	226	23	3,660,945	68,455	100.0
Other	81	31	1,749,768	49,113	74.7
QCP	338	33	5,342,177	122,852	34.5
	1,198	**25**	**$ 23,482,765**	**$ 477,809**	**77.6**

CASH NOI AND INTEREST INCOME



QCP
26%
Senior housing triple-net
22%
Senior housing operating portfolio
13%
Life science
15%
Medical office
14%
Other
10%
$477.8M
QCP
N³

(1) Self-pay and private insurance (including managed care) revenues as a percentage of total revenues for the trailing 12-months one quarter in arrears from the date reported. Revenues for medical office properties are considered 100% private pay.

4

Portfolio Summary

For the quarter ended September 30, 2016, dollars in thousands

NOI, CASH NOI AND INTEREST INCOME

		Rental and Operating Revenue[1]		Operating Expenses		NOI[2]		Cash NOI[2]		Interest Income		Cash NOI and Interest Income
Wholly-Owned												
Senior housing triple-net	$	104,262	$	(1,794)	$	102,468	$	101,465	$	—	$	101,465
Senior housing operating portfolio		170,739		(121,502)		49,237		49,237		—		49,237
Life science		90,847		(18,487)		72,360		72,062		—		72,062
Medical office		113,653		(44,738)		68,915		68,105		—		68,105
Other		30,571		(1,190)		29,381		28,241		20,482		48,723
QCP		123,716		(1,036)		122,680		122,852		—		122,852
	$	**633,788**	**$**	**(188,747)**	**$**	**445,041**	**$**	**441,962**	**$**	**20,482**	**$**	**462,444**
HCP's Share of Unconsolidated JVs												
Senior housing operating portfolio	$	50,973	$	(42,463)	$	8,510	$	13,118	$	—	$	13,118
Life science		1,929		(406)		1,523		1,507		—		1,507
Medical office		502		(148)		354		350		—		350
Other		410		(20)		390		390		—		390
	$	**53,814**	**$**	**(43,037)**	**$**	**10,777**	**$**	**15,365**	**$**	**—**	**$**	**15,365**
Total												
Senior housing triple-net	$	104,262	$	(1,794)	$	102,468	$	101,465	$	—	$	101,465
Senior housing operating portfolio		221,712		(163,965)		57,747		62,355		—		62,355
Life science		92,776		(18,893)		73,883		73,569		—		73,569
Medical office		114,155		(44,886)		69,269		68,455		—		68,455
Other		30,981		(1,210)		29,771		28,631		20,482		49,113
QCP		123,716		(1,036)		122,680		122,852		—		122,852
	$	**687,602**	**$**	**(231,784)**	**$**	**455,818**	**$**	**457,327**	**$**	**20,482**	**$**	**477,809**

(1) Includes rental and related revenues, tenant recoveries, resident fees and services and income from Direct Financing Leases.
(2) Includes $8.1 million attributable to non-controlling interests, excluding DownREITs.

5

Capitalization Dollars and shares in thousands, except price per share data TOTAL CAPITALIZATION September 30, 2016 Shares Value Total Value Convertible partnership (DownREIT) units(1) 5,830 37.95 221,249 Consolidated Debt 10,920,535 HCP’s share of unconsolidated JV debt 380,656 COMMON STOCK AND EQUIVALENTS Common stock equivalent securities: Dilutive impact of options 79 79 79 63 63 Total common stock and equivalents 474,592 467,835 471,994 467,132 473,011 (1) Convertible partnership (“DownREIT”) units are exchangeable for an amount of cash based on the then-current market value of shares of the Company’s common stock at the time of conversion or, at the Company’s election, shares of the Company’s common stock. 6 Convertible partnership units 5,830 —4,159 —5,879 Restricted stock and units 863 128 128 138 138 Shares Outstanding September 30, 2016 Weighted Average Shares Three Months Ended September 30, 2016 Weighted Average Shares Nine Months Ended September 30, 2016 Diluted Diluted EPSFFO Diluted Diluted EPSFFO Common stock 467,820 467,628 467,628 466,931 466,931 Total Market Equity and Total Debt $ 29,276,209 Total Market Equity and Consolidated Debt $ 28,895,553 Total Market Equity $ 17,975,018 Common stock (NYSE: HCP)467,820 $ 37.95 $ 17,753,769

Indebtedness and Ratios

As of September 30, 2016, dollars in thousands

DEBT MATURITIES AND SCHEDULED PRINCIPAL REPAYMENTS (AMORTIZATION)

			Senior Unsecured Notes		Mortgage Debt			HCP's Share of Unconsolidated JV Debt		Total Debt	
	Bank Line of Credit[1]	Term Loans[2]	Amounts	Rates %[3]	Amounts[4]	Rates %[3]	Consolidated Debt	Amounts[5]	Rates %[3]	Amounts	Rates %[3]
2016	$ —	$ —	$ —	N/A	$ 30,626	8.04	$ 30,626	$ 570	N/A	$ 31,196	7.89
2017	—	177,867	750,000	6.02	583,541	6.08	1,511,408	63,074	3.01	1,574,482	5.46
2018	1,372,032	—	600,000	6.81	8,290	5.90	1,980,322	28,211	2.94	2,008,533	3.37
2019	—	285,626	450,000	3.97	3,839	N/A	739,465	12,098	3.17	751,563	3.17
2020	—	—	800,000	2.79	3,907	5.14	803,907	34,095	3.50	838,002	2.83
2021	—	—	1,200,000	5.54	11,277	5.39	1,211,277	12,276	5.49	1,223,553	5.54
2022	—	—	900,000	3.93	2,861	N/A	902,861	14,688	4.39	917,549	3.92
2023	—	—	800,000	4.45	2,993	N/A	802,993	3,205	3.96	806,198	4.43
2024	—	—	1,150,000	4.12	3,131	N/A	1,153,131	87	N/A	1,153,218	4.11
2025	—	—	1,350,000	3.94	3,276	N/A	1,353,276	18,064	3.87	1,371,340	3.93
Thereafter	—	—	300,000	6.88	104,220	4.13	404,220	2,993	3.90	407,213	6.15
Subtotal	**$ 1,372,032**	**$ 463,493**	**$ 8,300,000**		**$ 757,961**		**$ 10,893,486**	**$ 189,361**		**$ 11,082,847**	
Other debt[6]	—	—	—		—		93,876	191,538		285,414	
(Discounts), premiums and debt costs, net	—	(1,312)	(70,269)		4,754		(66,827)	(243)		(67,070)	
Total	**$ 1,372,032**	**$ 462,181**	**$ 8,229,731**		**$ 762,715**		**$ 10,920,535**	**$ 380,656**		**$ 11,301,191**	
Weighted average interest rate %	1.85	1.96	4.63		5.79		4.25	3.48		4.23	
Weighted average maturity in years	1.5	1.7	5.9		4.9		5.1	3.6		5.1	

(1) Includes £275.0 million translated into U.S. dollars at September 30, 2016.
(2) Represents £137.0 million in 2017 and £220.0 million in 2019, both translated into U.S. dollars at September 30, 2016.
(3) The rates are reported in the year in which the related debt matures.
(4) Mortgage debt attributable to noncontrolling interests at September 30, 2016 was $50.5 million, excluding DownREITs.
(5) Reflects pro rata share of mortgage and other debt in the Company's unconsolidated joint ventures.
(6) Represents non-interest bearing Entrance Fee deposits at certain of the Company's senior housing facilities and demand notes that have no scheduled maturities.

7

Indebtedness and Ratios

As of September 30, 2016, dollars in thousands, includes HCP's pro rata share of unconsolidated JVs

DEBT STRUCTURE

			Balance	% of Total	Weighted Average Interest Rate	Weighted Average Years to Maturity
Secured	Fixed rate	$	854,055	8	5.61%	4.9
	Floating rate		93,267	1	2.78%	1.9
	Combined	**$**	**947,322**	**9**	**5.33%**	**4.6**
Unsecured	Fixed rate		8,585,626	77	4.55%	5.8
	Floating rate		1,549,899	14	1.84%	1.4
	Combined	**$**	**10,135,525**	**91**	**4.13%**	**5.1**
Total	Fixed rate		9,439,681	85	4.64%	5.7
	Floating rate		1,643,166	15	1.89%	1.4
	Combined	**$**	**11,082,847**	**100**	**4.23%**	**5.1**
	Other debt[1]		285,414			
	(Discounts), premiums and debt costs, net		(67,070)			
	Total Debt	**$**	**11,301,191**		**4.23%**	**5.1**

FINANCIAL COVENANTS[2]

	Bank Line of Credit Requirement	Bank Line of Credit Actual Compliance
Leverage Ratio	No greater than 60%	45%
Secured Debt Ratio	No greater than 30%	4%
Unsecured Leverage Ratio	No greater than 60%	48%
Fixed Charge Coverage Ratio (12 months)	No less than 1.50x	3.6x

CREDIT RATINGS (SENIOR UNSECURED DEBT)

Moody's	Baa2 (Stable)
S&P Global	BBB (Stable)
Fitch	BBB (Stable)

(1) Represents non-interest bearing Entrance Fee deposits at certain of the Company's senior housing facilities and demand notes that have no scheduled maturities.
(2) Calculated based on the definitions contained in the credit agreement, which may differ from similar terms used in the Company's consolidated financial statements as provided in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Compliance with certain of these financial covenants requires the inclusion of the Company's consolidated amounts and its proportionate share of unconsolidated investees.

8

Acquisitions and Commitments For the nine months ended September 30, 2016, dollars and square feet in thousands Forward Yield(1) Investment Property Count Date Capacity Property Type QTD YTD NOI Cash NOI Wholly-Owned Various January 484 Units/Beds 6 $ — $ 95,471 Easton, PA February 64 Beds 1 Senior housing — 14,9 52 Directors Place Land July 4 Acres — Life science 6,000 6,000 HCP’s Share of Unconsolidated JVs 17 $ 235,250 $ 360,173 7.0% 6.9% The Cove at Oyster Point - Phase II January/August 230 Sq. Ft. 2 Life science 30,000 215,28 0 Ridgeview June 301 Sq. Ft. 3 Life science — 62,000 DEBT INVESTMENT AND COMMITMENTS: 40 $ 265,250 $ 691,510 (1) Represents the average yield calculated using NOI and Cash NOI for the 12 month period following stabilization. (2) During the first quarter of 2016, the Company also acquired two assets from HCR ManorCare, Inc. (“HCRMC”) for $91.8 million. HCRMC used the proceeds from the sales to reduce its lease obligation to the Company in accordance with the HCRMC Amended Master Lease. 9 Maria Mallaband (Affiliate) March ——Other —17,0 07 23 $ 265,250 $ 674,503 Woodlands Plaza IVJanuary 170 Sq. Ft. 1Medical office —37,0 50 DEVELOPMENT COMMITMENTS Clearfield, UT - MBK JVMarch 130 Units 1 SHOP—14,50 0 Mid-Atlantic MorningsideSeptember 526 Units 7 SHOP186,250 18 6,250 Directors PlaceJuly136 Sq. Ft.2Life science43,0004 3,000 Senior housing/ Post-acute/skilled ACQUISITIONS(2)

Dispositions For the nine months ended September 30, 2016, dollars and square feet in thousands Sales Price Trailing Yield(1) Property Count NOI Cash NOI Date Capacity Property Type QTD YTD Wholly-Owned Various, HCRMC January, February 1,046 Beds/Units 11 $ — $ 62,269 Houston, TX April 50 Sq. Ft. 1 Medical office — 13,50 0 Bedford, OH June 211 Units 1 SHOP — 6,50 0 Post-acute/skilled/ Senior housing Various June 848 Beds/Units 7 — 13 0,000 HCP’s Share of Unconsolidated JVs $ 1,000 $ 298,026 6.8% 6.9% Projected Sales Price Held for Property Sale Date Capacity Count Property Type QTD YTD ASSETS HELD FOR SALE Jacksonville, FL June 245 Units 1 SHOP — 21,50 0 Salt Lake City, UT September 324 Sq. Ft. 4 Life science 75,750 75,750 (1) Represents the average yield using NOI and cash NOI for the twelve month period ended prior to the disposal date. (2) In January 2016, the Company entered into a purchase and sale agreement with Genentech who exercised their purchase option to acquire a life science portfolio in South San Francisco. The first tranche of the portfolio, which includes four properties representing 457,000 square feet, is expected to close in November 2016 for a sales price of $311.3 million and is reported as held for sale as of September 30, 2016. The second tranche, which includes four properties representing 337,000 square feet, is expected to close in July 2018 for a sales price of $269.4 million and remains in the Company’s operating portfolio as of September 30, 2016. 10 $ 88,250 $ 421,050 Southfield, MI September 299 Units 1 SHOP12,50 0 12,50 0 South San Francisco, CA(2) March 457 Sq. Ft.4 Life science —311,300 Denton, TX - HCP Ventures IVJanuary22 Beds1Hospital—5,000 Springville, UTSeptember11 Sq. Ft.1Medical office1,0001,000 Coyoacan, Mexico June23 Sq. Ft.1Medical office —5,550 Cambridge, MA April 78 Sq. Ft. 1Life science —74,207 Post-acute/skilled/ Senior housing DISPOSITIONS

Developments

As of September 30, 2016, dollars and square feet in thousands

DEVELOPMENT PROJECTS IN PROCESS

Name of Project	MSA	Segment	Placed In Service[1]	Costs Incurred to Date	Cost to Complete	Total at Completion	Yield[2]
Wholly-Owned							
Pearland II	Houston, TX	Medical office	$ 4,129	$ 11,042	$ 3,630	$ 18,801	
Sky Ridge	Denver, CO	Medical office	14,661	15,715	7,175	37,551	
Cypress	Houston, TX	Medical office	14,602	14,319	11,285	40,206	
The Cove at Oyster Point - Phase I	San Francisco, CA	Life science	50,710[3]	113,008	22,589	186,307	
Woodlands Plaza IV	Houston, TX	Medical office	—	14,370	22,680	37,050	
The Cove at Oyster Point - Phase II	San Francisco, CA	Life science	—	76,229	139,051	215,280	
Ridgeview	San Diego, CA	Life science	—	30,185	31,815	62,000	
			$ 84,102	**$ 274,868**	**$ 238,225**	**$ 597,195**	
HCP's Share of Unconsolidated Joint Ventures							
Vintage Park	Houston, TX	SHOP	22,080	—	—	22,080	
			$ 106,182	**$ 274,868**	**$ 238,225**	**$ 619,275**	**7.7%**

	Health System Affiliate	Project Capacity: Placed In Service	Project Capacity: Sq. Ft./Units Under Construction	Project Capacity: Total Project	Unit of Measure	% of Total Project Leased	Project Start	Actual/Estimated Occupancy: Initial	Actual/Estimated Occupancy: Stabilized
Wholly-Owned									
Pearland II	Memorial Hermann	19	78	97	Sq. Ft.	60	2Q14	1Q16	3Q18
Sky Ridge	HCA	29	89	118	Sq. Ft.	47	3Q14	1Q16	4Q17
Cypress	Memorial Hermann	55	110	165	Sq. Ft.	36	1Q15	1Q16	2Q19
The Cove at Oyster Point - Phase I	N/A	38[3]	209	247	Sq. Ft.	73	1Q15	3Q16	4Q17
Woodlands Plaza IV	Memorial Hermann	—	170	170	Sq. Ft.	100	1Q16	2Q17	2Q17
The Cove at Oyster Point - Phase II	N/A	—	230	230	Sq. Ft.	50	1Q16	4Q17	1Q18
Ridgeview	N/A	—	301	301	Sq. Ft.	50	2Q16	2Q18	1Q19
HCP's Share of Unconsolidated Joint Ventures									
Vintage Park	N/A	117	—	117	Units	N/A	1Q15	3Q16	1Q18
					% of Total Projects Leased	**59**			

(1) Cash NOI for assets placed in service was $0.5 million for the three months ended September 30, 2016.
(2) Represents projected stabilized return on costs.
(3) Project costs placed in service relate to 38,000 square feet of lab space and 32,000 square feet of amenity space.

11

The Cove at Oyster Point Development South San Francisco, CA 12

Redevelopments and Land Held for Development

As of September 30, 2016, dollars and square feet in thousands

REDEVELOPMENT PROJECTS IN PROCESS

Name of Project	MSA	Segment	Costs Incurred to Date	Costs to Complete	Total at Completion	Project Start	Estimated Completion	Yield[1]
Wholly-Owned								
Museum Medical Tower	Houston, TX	Medical office	$ 110	$ 9,938	$ 10,048	3Q16	3Q17	
Medical City Dallas Garage	Dallas, TX	Medical office	1,113	8,187	9,300	3Q16	2Q17	
Aurora I and II	Denver, CO	Medical office	291	8,597	8,888	3Q16	3Q17	
Sunrise Tower IV	Las Vegas, NV	Medical office	184	6,316	6,500	3Q16	3Q17	
Yorktown	Washington, DC	Medical office	22	6,186	6,208	3Q16	3Q17	
			$ 1,720	**$ 39,224**	**$ 40,944**			**6.5%**

LAND HELD FOR DEVELOPMENT

Project	MSA	Segment	Gross Site Acreage	Estimated Rentable Sq. Ft. / Units	Investment to Date
Wholly-Owned					
Sierra Point	San Francisco, CA	Life science	23	540 Sq. Ft.	$ 92,292
Forbes Research Center	San Francisco, CA	Life science	8	326 Sq. Ft.	46,523
The Cove at Oyster Point - Phase III	San Francisco, CA	Life science	3	336 Sq. Ft.	27,313
The Cove at Oyster Point - Phase IV	San Francisco, CA	Life science	2	164 Sq. Ft.	11,650
Brittania Modular Labs III	San Francisco, CA	Life science	2	106 Sq. Ft.	10,747
Poway II	San Diego, CA	Life science	26	465 Sq. Ft.	42,621
Bressi Ranch II	San Diego, CA	Life science	18	300 Sq. Ft.	26,303
Torrey Pines Science Center	San Diego, CA	Life science	6	93 Sq. Ft.	10,954
Directors Place	San Diego, CA	Life science	4	82 Sq. Ft.	6,000
Remaining	Various	Various	13	N/A	4,589
			105		**$ 275,392**
HCP's Share of Unconsolidated JVs					
Oakmont Village	Santa Rosa, CA	SHOP	3	74 Units	$ 2,200
Waldwick	New York, NY	SHOP	4	79 Units	2,246
Brandywine	Philadelphia, PA	SHOP	8	67 Units	797
			15		**$ 5,243**
			120		**$ 280,635**

(1) Represents projected stabilized return on costs.

13

Quarter-to-Date For the quarter ended September 30, 2016, dollars in thousands Senior Housing Triple-net Senior Housing Operating Life Science Medical Office Other Total Recurring capital expenditures $ 630 $ 4,028 $ 622 $ 4,366 $ — $ 9,646 Lease commissions — — 3,514 2,265 — 5,779 Non-recurring capital expenditures 8,776 11,914 285 1,612 604 23,191 Development 1,233 624 47,686 13,524 635 63,702 Revenue enhancing expenditures $ 10,009 $ 12,538 $ 50,492 $ 22,442 $ 1,239 $ 96,720 Total capital expenditures $ 10,678 $ 16,648 $ 58,904 $ 35,347 $ 1,239 $ 122,816 HCP’s Share of Unconsolidated JVs Revenue enhancing expenditures — 9,215 130 — — 9,345 14 Total including unconsolidated JVs$ 10,678 $ 26,901 $ 59,062 $ 35,381 $ 1,239 $ 133,261 Total capital expenditures$ —$ 10,253 $ 158 $ 34 $ —$ 10,445 Recurring capital expenditures —1,038 28 34 —1,100 Capitalized interest 39 82 2,162 474 —2,757 Redevelopment——223 2,866 —3,089 Tenant improvements - 1st generation ——2,298 4,440 —6,738 Recurring capital expenditures $ 630 $ 4,028 $ 6,250 $ 12,431 $ —$ 23,339 Tenant improvements - 2nd generation ——2,114 5,800 —7,914 Wholly-Owned

Year-to-Date For the nine months ended September 30, 2016, dollars in thousands Senior Housing Triple-net Senior Housing Operating Life Science Medical Office Other Total Recurring capital expenditures $ 630 $ 11,517 $ 2,201 $ 10,416 $ — $ 24,764 Lease commissions — — 6,938 9,308 — 16,246 Non-recurring capital expenditures 31,770 36,453 586 2,900 5,114 76,823 Development 3,212 7,015 122,324 29,889 1,769 164,209 Revenue enhancing expenditures $ 34,982 $ 43,468 $ 138,163 $ 59,344 $ 6,883 $ 282,840 Total capital expenditures $ 35,688 $ 55,795 $ 159,677 $ 97,787 $ 6,883 $ 355,830 HCP’s Share of Unconsolidated JVs Revenue enhancing expenditures — 31,706 833 345 — 32,884 15 Total including unconsolidated JVs$ 35,688 $ 90,419 $ 160,584 $ 98,541 $ 6,883 $ 392,115 Total capital expenditures$ —$ 34,624 $ 907 $ 754 $ —$ 36,285 Recurring capital expenditures —2,918 74 409 —3,401 Capitalized interest 76 810 5,059 2,545 —8,490 Redevelopment——209 13,776 —13,985 Tenant improvements - 1st generation ——15,044 12,779 —27,823 Recurring capital expenditures $ 630 $ 11,517 $ 16,455 $ 35,898 $ —$ 64,500 Tenant improvements - 2nd generation ——7,316 16,174 —23,490 Wholly-Owned

Portfolio Diversification

As of and for the quarter ended September 30, 2016, dollars in thousands, includes HCP's pro rata share of unconsolidated JVs

CASH NOI AND INTEREST INCOME BY MSA

MSA	Properties	Total	% of Total	Senior Housing Triple-net	Senior Housing Operating	Life Science	Medical Office	Other	QCP
San Francisco, CA	77	$ 53,083	11	$ 2,459	$ —	$ 47,535	$ 734	$ —	$ 2,355
Dallas, TX	49	23,333	5	5,126	1,427	—	8,257	7,138	1,385
Philadelphia, PA	24	17,819	4	4,154	871	—	4,700	—	8,094
San Diego, CA	36	17,262	4	760	1,293	13,489	1,720	—	—
Houston, TX	41	16,604	3	3,311	5,109	—	7,858	326	—
Washington, DC	36	14,975	3	6,277	1,667	—	996	—	6,035
Miami, FL	40	14,920	3	2,364	4,525	—	2,132	1,954	3,945
Chicago, IL	32	14,102	3	2,128	2,840	—	—	—	9,134
Denver, CO	27	13,509	3	3,556	4,167	—	4,525	—	1,261
Tampa, FL	23	11,320	2	1,642	6,352	—	271	—	3,055
Remaining	813	260,400	55	69,688	34,104	12,545	37,262	19,213	87,588
Cash NOI	**1,198**	**$ 457,327**	**96**	**$ 101,465**	**$ 62,355**	**$ 73,569**	**$ 68,455**	**$ 28,631**	**$ 122,852**
Interest income	—	20,482	4	—	—	—	—	20,482	—
Total	**1,198**	**$ 477,809**	**100**	**$ 101,465**	**$ 62,355**	**$ 73,569**	**$ 68,455**	**$ 49,113**	**$ 122,852**

CASH NOI AND INTEREST INCOME BY OPERATOR/TENANT

Operator/Tenant	Properties	Total	% of Total	Senior Housing Triple-net	Senior Housing Operating	Life Science	Medical Office	Other	QCP
Brookdale Senior Living	297	$ 117,884	25	$ 58,612	$ 59,272	$ —	$ —	$ —	$ —
HCR ManorCare	310	116,390	24	—	—	—	—	—	116,390
Sunrise Senior Living	48	22,335	5	22,335	—	—	—	—	—
Amgen	7	12,230	3	—	—	12,230	—	—	—
HC-One	36	11,920	2	—	—	—	—	11,920	—
Tandem Consulate Health Care	9	9,536	2	—	—	—	—	7,669	1,867
Remaining	491	187,514	39	20,518	3,083	61,339	68,455	29,524	4,595
	1,198	**$ 477,809**	**100**	**$ 101,465**	**$ 62,355**	**$ 73,569**	**$ 68,455**	**$ 49,113**	**$ 122,852**

16

Same Property Portfolio

As of September 30, 2016, dollars in thousands, includes HCP's pro rata share of unconsolidated JVs

THREE-MONTH SPP

				Year-Over-Year				Sequential			
				Occupancy		Growth		Occupancy		Growth	
	Property Count	Investment	Percent of Property Portfolio	3Q16	3Q15	NOI	Cash NOI	3Q16	2Q16	NOI	Cash NOI
Senior housing triple-net	287	$ 5,017,247	98	86.1%	87.0%	(0.3%)	1.0%	86.1%	86.1%	(2.2%)	(1.1%)
Senior housing operating	120	3,369,107	88	87.7%	86.9%	3.3%	3.3%	87.7%	87.3%	(6.0%)	(6.0%)
Life science	110	3,400,391	95	97.2%	97.6%	4.5%	8.8%	97.2%	98.3%	(0.3%)	0.3%
Medical office	217	3,306,028	92	92.0%	92.3%	1.2%	3.1%	92.0%	92.1%	0.3%	0.8%
Other	78	925,478	94	N/A	N/A	(0.2%)	(2.0%)	N/A	N/A	2.2%	(1.0%)
QCP	337	5,327,194	100	N/A	N/A	(13.3%)	3.0%	N/A	N/A	—%	—%
Total Portfolio	**1,149**	**$ 21,345,445**	**95**			**(3.2%)**	**3.1%**			**(1.1%)**	**(0.9%)**
Total Portfolio excluding QCP	**812**	**$ 16,018,251**	**94**			**1.6%**	**3.1%**			**(1.6%)**	**(1.3%)**

NINE-MONTH SPP

				Year-Over-Year			
				Occupancy		Growth	
	Property Count	Investment	Percent of Property Portfolio	3Q16	3Q15	NOI	Cash NOI
Senior housing triple-net	287	$ 5,017,247	98	86.1%	87.0%	(0.1%)	0.3%
Senior housing operating	83	2,368,394	62	86.9%	85.5%	6.4%	6.4%
Life science	110	3,400,391	95	97.2%	97.6%	4.8%	8.8%
Medical office	204	2,912,367	81	91.8%	91.7%	2.0%	3.4%
Other	42	696,770	71	N/A	N/A	1.7%	1.6%
QCP	337	5,327,194	100	N/A	N/A	(15.6%)	(1.1%)
Total Portfolio	**1,063**	**$ 19,722,363**	**88**			**(3.8%)**	**2.2%**
Total Portfolio excluding QCP	**726**	**$ 14,395,169**	**84**			**2.4%**	**3.7%**

17

Expirations and Maturities[1]

As of September 30, 2016, dollars in thousands

EXCLUDES PURCHASE AND PREPAYMENT OPTIONS

			Annualized Base Rent					
Year	Total	% of Total	Senior Housing Triple-net	Life Science	Medical Office	Other	QCP	Interest Income
2016[2]	$ 25,783	1	$ 2,830	$ 359	$ 22,594	$ —	$ —	$ —
2017	113,363	7	9,433	34,437	58,814	7,815	419	2,445
2018	171,709	10	25,071	61,716	52,675	982	—	31,265
2019	129,366	8	9,258	19,494	45,403	7,434	20,079	27,698
2020	117,063	7	39,311	18,843	50,533	8,213	163	—
2021	86,699	5	11,237	44,171	28,937	1,815	—	539
2022	58,315	3	1,447	17,770	21,209	12,918	4,029	942
2023	102,569	6	49,248	40,848	12,121	—	352	—
2024	59,778	3	28,674	2,048	14,007	15,049	—	—
2025	78,443	5	9,388	15,433	28,843	21,749	3,030	—
Thereafter	776,602	45	230,412	16,892	26,297	37,484	465,517	—
	$ 1,719,690	**100**	**$ 416,309**	**$ 272,011**	**$ 361,433**	**$ 113,459**	**$ 493,589**	**$ 62,889**
Weighted average maturity in years	**13.5[3]**		**9.8**	**4.5**	**4.1**	**8.7**	**29.8**	**2.6**

REFLECTS PURCHASE AND PREPAYMENT OPTIONS

			Annualized Base Rent					
Year	Total	% of Total	Senior Housing Triple-net	Life Science	Medical Office	Other	QCP	Interest Income
2016[2]	$ 38,096	2	$ 2,830	$ 359	$ 30,787	$ —	$ —	$ 4,120
2017	173,854	10	9,433	34,437	56,997	7,815	7,885	57,288
2018	139,167	8	25,071	61,716	51,398	982	—	—
2019	105,537	6	9,258	19,494	42,381	21,791	12,613	—
2020	121,625	7	39,311	24,588	49,350	8,213	163	—
2021	97,854	6	11,237	44,171	40,092	1,815	—	539
2022	58,528	3	3,246	17,770	19,622	12,918	4,029	942
2023	100,169	6	49,248	40,848	9,721	—	352	—
2024	43,944	3	26,876	2,048	13,812	1,208	—	—
2025	79,166	5	9,388	15,433	29,566	21,749	3,030	—
Thereafter	761,750	44	230,411	11,147	17,707	36,968	465,517	—
	$ 1,719,690	**100**	**$ 416,309**	**$ 272,011**	**$ 361,433**	**$ 113,459**	**$ 493,589**	**$ 62,889**

(1) Excludes assets Held for Sale.

(2) Includes month-to-month and holdover leases.

(3) The weighted average maturity excluding QCP is 6.7 years.

18

HEAT MAP Triple-Net Master Lease Profile(1) INVESTMENT TYPE Senior Housing QCP Other 1.2% 0.4% 0.4% 0.1% 0.8% No Corporate Guaranty Share of HCP Cash NOI and Interest Income 0.1% 0.7% % 0.2% 0.9% 0.2% 1.3% 0.6% 0.9% 0.5% 0.4% 1.2% 0.2% 0.1% 0.7% 0.5% 0.7% 24.2% 8.4% 1.2% (2) 0.7% 0.2% 0.1% 0.4% 0.3% 0.6% 0.8% 0.4% 0 2 4 6 8 10 12 14 16 1285 TERM (YEARS TO EXPIRATION) % of HCP Cash NOI and Interest Income Weighted Average Maturity EBITDAR Cash Flow Coverage (1) Agreements with cross-default protections are presented as a single master lease, including agreements that will be added to a master lease upon third party debt repayment. Excludes master leases with properties acquired during the period required to calculate CFC. (2) Represents HCRMC (guarantor) fixed charge coverage for the trailing 12 months ended September 30, 2016 as the portfolio is cross-collateralized under a single master lease with a corporate guaranty. (3) Percentage of Cash NOI supported by a corporate guaranty. # of Leases Guaranty(3) 1.00x - 1.25x 38.5 12 12/26/2026 96.9% 1.51x and above 3.7 7 12/27/2028 75.7% 19 EBITDAR CFC (TRAILING TWELVE MONTHS ENDED 6/30/2016) 0.50x 0.75x 1.00x 1.25x 1.50x 12.00x 1.26x - 1.50x 2.6 4 9/11/202642.3% Less than 1.0x 4.7 9 4/28/203076.6%

Senior Housing Triple-net As of and for the quarter ended September 30, 2016, dollars in thousands Property Count Cash NOI Occupancy % EBITDARM CFC EBITDAR CFC Property Portfolio Investment Units Assisted living 215 $ 3,161,387 $ 61,511 16,802 85.8 1.21x 1.03x CCRC 11 531,148 13,418 3,083 85.2 1.26x 1.05x Assisted living 27 629,330 8,960 3,125 86.3 1.41x 1.09x Properties Brookdale Senior Living (“Brookdale”) $ 2,758,946 $ 58,612 175 98 16,929 85.9 1.19x 1.02x Sunrise Senior Living 1,347,805 22,335 48 98 5,551 88.5 1.40x 1.12x Aegis Senior Living 182,152 4,355 10 80 701 89.1 1.23x 1.06x Remaining 411,763 7,216 30 77 2,036 84.3 1.02x 0.88x Total $ 5,094,809 $ 101,465 292 96 28,083 86.1 1.24x 1.05x 20 Subtotal excluding Brookdale$ 2,335,863 $ 42,853 117 91 11,154 86.4 1.31x 1.08x Capital Senior Living 181,988 4,269 15 100 1,520 85.7 1.21x 1.06x Harbor Retirement Associates 212,155 4,678 14 100 1,346 79.4 1.50x 1.27x Operator Investment Cash NOI Count % Pooled Occupancy EBITDARMEBITDAR Units %CFCCFC Total 292 $ 5,094,809 $ 101,465 28,083 86.1 1.24x 1.05x Direct Financing Leases: Independent living 39 772,944 17,576 5,073 87.4 1.24x 1.09x Operating Leases:

Senior Housing Triple-net Same Property Portfolio Dollars in thousands 3Q15 4Q15 1Q16 2Q16 3Q16 Investment $ 4,954,689 $ 4,979,036 $ 4,992,157 $ 5,002,712 $ 5,017,247 3-month Occupancy % 87.0 87.2 86.6 86.1 86.1 EBITDAR CFC 1.10x 1.08x 1.07x 1.06x 1.05x Total revenues $ 102,129 $ 107,335 $ 102,573 $ 104,145 $ 102,040 $ 101,745 $ 107,015 $ 101,660 $ 103,690 $ 101,436 Non-cash adjustments to NOI (2,358) (909) (5,525) (2,100) (1,014) Year-Over-Year Three-Month SPP Growth 1.0% 21 $ 99,387 $ 106,106 $ 96,135 $ 101,590 $ 100,422 Cash NOI: Operating expenses (384) (320) (913) (455) (604) NOI: EBITDARM CFC1.29x 1.28x 1.26x 1.25x 1.24x Units 27,646 27,690 27,686 27,686 27,684 Property count 287 287 287 287 287

Senior Housing Triple-net

New Supply - Assisted Living

As of and for the quarter ended September 30, 2016, dollars in thousands

NEW SUPPLY ANALYSIS

	HCP Portfolio			5-Mile Radius[1]								
Market	Units	Cash NOI	% of Triple-net Cash NOI	Properties/ Units Under Construction[2]	Cash NOI Exposed to New Supply[3]	5 Year 80+ Population Growth % 2016-2021	75+ Penetration Rate	Qualified Care Giver %	Median Household Income	Affordability (in years)	75+ Median Net Worth	Unemployment %
US National Average						*10.3*	*4.7*	*4.5*	*$ 54*	*N/A*	*$ 206*	*5.9*
New York, NY	1,148	$ 5,434	5.4	3/ 314	$ 1,005	7.9	1.6	4.9	82	3.4	195	5.3
Los Angeles, CA	700	4,114	4.1	1 / 60	863	9.6	3.6	5.6	72	4.8	243	5.6
Washington, DC	609	2,730	2.7	4 / 484	1,142	11.8	3.3	9.0	101	7.1	250	3.6
Seattle, WA	513	2,560	2.5	1 / 60	1,185	9.7	5.9	7.6	81	5.9	248	6.5
San Francisco, CA	359	2,459	2.4	1 / 76	1,642	11.5	5.6	7.1	80	6.0	250	6.0
Atlanta, GA	854	2,377	2.3	6 / 496	589	15.5	6.8	6.5	68	13.5	221	4.1
Denver, CO	564	2,239	2.2	4 / 389	2,239	15.3	6.2	6.2	63	5.2	239	2.7
Charlotte, NC	694	2,163	2.1	1 / 46	227	15.5	7.8	5.4	58	8.3	214	6.0
Dallas, TX	618	1,982	2.0	3 / 314	460	15.8	6.7	6.0	64	>15	236	4.5
Portland, OR	762	1,854	1.8	1 / 261	443	10.2	7.8	5.6	63	>15	196	5.4
Houston, TX	491	1,807	1.8	1 / 78	705	24.9	4.5	6.8	78	>15	250	4.2
Tampa, FL	544	1,642	1.6	— / —	—	9.5	5.2	4.3	48	7.3	197	5.5
Miami, FL	520	1,520	1.5	— / —	—	6.7	2.0	4.1	52	12.1	223	7.1
Chicago, IL	351	1,509	1.5	6 / 520	1,112	8.5	3.7	8.6	86	6.2	250	5.2
Baltimore, MD	293	1,463	1.4	— / —	—	13.3	4.0	7.5	84	4.3	223	5.1
Detroit, MI	330	1,225	1.2	2 / 294	275	7.8	4.2	7.3	69	6.7	234	5.1
Riverside, CA	287	1,076	1.1	3 / 258	179	16.0	3.2	5.7	74	12.4	243	6.9
Greenville, SC	288	1,050	1.0	2 / 169	1,051	13.1	8.6	5.0	56	8.4	232	4.0
Orlando, FL	290	981	1.0	2 / 239	385	17.0	3.3	3.9	53	10.1	216	6.5
Sacramento, CA	182	936	0.9	2 / 94	936	10.3	8.3	6.8	75	8.3	247	6.7
Remaining	9,530	29,350	29.0	19 / 1,584	3,978	8.3	3.5	4.9	56	7.1	217	5.6
Total	**19,927**	**$ 70,471**	**69.5**	**62 / 5,736**	**$ 18,416**	**9.9**	**3.8**	**5.8**	**$ 66**	**6.8**	**$ 224**	**5.3**
% of Total Cash NOI and Interest Income					**3.9%**							

(1) Demographic data provided by Environmental Systems Research Institute ("ESRI") for 2016. Construction and supply data provided by National Investment Center for Seniors Housing & Care ("NIC") for the quarter ended September 30, 2016. Data reflects a 5-mile radius around each community and is weighted by Cash NOI. See definitions for further discussion on presented metrics.

(2) Represents the number of properties and units with similar care types that are under construction.

(3) Represents the Company's Cash NOI exposed to new construction and expansions.

22

Senior Housing Triple-net

New Supply - Independent Living & CCRC

As of and for the quarter ended September 30, 2016, dollars in thousands

NEW SUPPLY ANALYSIS

	HCP Portfolio			5-Mile Radius[1]								
Market	Units	Cash NOI	% of Triple-net Cash NOI	Properties/ Units Under Construction[2]	Cash NOI Exposed to New Supply[3]	5 Year 75+ Population Growth % 2016-2021	75+ Penetration Rate %	Qualified Care Giver %	Median Household Income	Affordability (in years)	75+ Median Net Worth	Unemployment %
US National Average						*16.2*	*6.1*	*4.5*	*$ 54*	*N/A*	*$ 206*	*5.9*
Washington, DC	788	$ 3,547	3.5	1 / 212	$ 467	22.8	5.3	13.6	101	>15	250	3.3
Philadelphia, PA	542	3,430	3.4	1 / 40	3,430	9.7	4.2	14.5	51	4.1	190	7.8
Dallas, TX	1,017	3,144	3.1	1 / 75	1,753	16.2	7.9	4.0	54	10.9	224	5.0
Providence, RI	549	2,109	2.1	— / —	—	9.7	1.9	5.6	59	3.5	153	5.7
Houston, TX	434	1,504	1.5	1 / 195	953	23.8	7.9	6.9	73	11.1	250	4.3
Austin, TX	269	1,464	1.4	— / —	—	23.2	7.3	4.7	51	3.6	221	3.6
Denver, CO	236	1,317	1.3	— / —	—	19.7	8.1	4.3	51	4.1	160	2.8
Jacksonville, FL	317	1,251	1.2	— / —	—	14.6	6.3	3.8	51	10.0	181	6.1
St. Louis, MO	368	1,151	1.1	1 / 180	612	11.5	4.2	5.7	62	>15	245	3.5
Sebastian, FL	213	1,097	1.1	— / —	—	12.8	1.1	3.7	45	>15	240	10.2
Remaining	3,423	10,980	10.8	5 / 604	2,456	13.6	4.0	4.3	55	>15	212	6.9
Total	**8,156**	**$ 30,994**	**30.5**	**10 / 1,306**	**$ 9,671**	**14.0**	**4.8**	**10.5**	**$ 60**	**9.4**	**$ 212**	**5.9**
% of Total Cash NOI and Interest Income					**2.0%**							

(1) Demographic data provided by ESRI for 2016. Construction and supply data provided by NIC for the quarter ended September 30, 2016. Data reflects a 5-mile radius (10-mile for entrance fee CCRCs) around each community and is weighted by Cash NOI. See definitions for further discussion on presented metrics.
(2) Represents the number of properties and units with similar care types that are under construction.
(3) Represents the Company's Cash NOI exposed to new construction and expansions.

23

SHOP As of and for the quarter ended September 30, 2016, dollars in thousands Property Count Cash NOI Occupancy % Investment Units REVPOR Assisted living 83 $ 1,602,848 $ 25,167 8,683 86.2 4,890 CCRC 1 41,399 594 242 79.8 4,205 HCP’s Share of Unconsolidated JVs Independent living 3 59,299 484 415 93.9 4,008 24 $ 815,511 $ 13,118 8,227 86.6 4,881 Brookdale 122 $ 3,411,910 $ 59,272 22,075 87.7 4,377 MBK 5 86,130 1,409 640 93.4 4,283 Total 143 $ 3,831,503 $ 62,355 24,440 87.9 4,376 (1) Includes HCP’s pro rata share of unconsolidated joint ventures. (2) Portfolio transitioned from triple-net to SHOP effective August 1, 2016. 24 Remaining 9 196,380 276 685 94.8 4,644 Atria(2) 7 137,083 1,398 1,040 N/A N/A Operator(1) Total 143 $ 3,831,503 $ 62,355 24,440 87.9 4,376 CCRC15 685,466 11,982 7,17585.6 4,929 Assisted living 6 $ 70,746 $ 652 637 94.8 4,798 119 $ 3,015,992 $ 49,237 16,213 88.7 4,103 Independent living 35 1,371,745 23,476 7,288 91.6 3,304 Wholly-Owned

SHOP | By Market

As of and for the quarter ended September 30, 2016, dollars in thousands, except REVPOR, includes HCP's pro rata share of unconsolidated JVs

OPERATING PORTFOLIO METRICS

				Units[1]				REVPOR[1]		
MSA	Investment	Cash NOI	% of Cash NOI	AL	IL	CCRC	3-Month Occupancy %	AL	IL	CCRC
Tampa, FL	$ 335,131	$ 6,352	10.2	318	426	2,136	90.3	$ 4,739	$ 3,682	$ 4,952
Houston, TX	346,213	5,109	8.2	87	1,717	206	90.9	5,680	2,431	5,100
Miami, FL	221,501	4,525	7.3	396	963	—	93.5	4,284	3,827	—
Denver, CO	290,380	4,167	6.7	154	715	—	94.1	3,711	4,230	—
Chicago, IL	275,024	2,840	4.6	370	948	—	83.0	6,144	3,616	—
Sarasota, FL	148,319	2,304	3.7	258	164	746	80.4	3,951	4,755	4,581
Orlando, FL	107,667	2,270	3.6	232	—	1,010	77.9	4,120	—	5,235
Providence, RI	87,562	1,927	3.1	191	413	—	86.8	5,138	3,834	—
Washington, DC	153,834	1,667	2.7	222	—	—	98.7	6,540	—	—
Jacksonville, FL	89,727	1,633	2.6	—	—	525	81.9	—	—	6,736
Punta Gorda, FL	35,771	1,603	2.6	—	—	660	81.3	—	—	5,006
Austin, TX	64,617	1,536	2.5	276	—	—	95.0	5,912	—	—
Los Angeles, CA	62,366	1,489	2.4	445	—	—	94.1	6,314	—	—
Richmond, VA	77,706	1,446	2.3	303	—	—	90.6	4,957	—	—
Dallas, TX	70,355	1,427	2.3	357	257	—	92.8	3,533	2,039	—
San Diego, CA	65,367	1,293	2.1	318	—	—	89.5	7,745	—	—
Memphis, TN	86,577	1,021	1.6	230	130	—	91.4	4,866	1,666	—
Riverside, CA	73,242	995	1.6	316	183	—	89.9	4,624	3,365	—
Phoenix, AZ	41,495	983	1.6	—	211	—	90.2	—	3,704	—
New York, NY	36,363	899	1.4	120	—	—	94.0	6,143	—	—
Remaining	1,162,286	16,869	26.9	4,727	1,576	2,134	87.5	4,497	3,385	4,358
Total	**$ 3,831,503**	**$ 62,355**	**100.0**	**9,320**	**7,703**	**7,417**	**87.9**	**$ 4,882**	**$ 3,334**	**$ 4,907**

(1) Unit type and REVPOR are based on the majority type within each community. AL includes needs-based care such as memory care.

25

SHOP Trend Dollars in thousands, except REVPOR, includes HCP’s pro rata share of unconsolidated JVs TOTAL OPERATING PORTFOLIO 3Q15 4Q15 1Q16 2Q16 3Q16 Investment $ 3,366,578 $ 3,492,143 $ 3,542,464 $ 3,539,673 $ 3,831,503 3-month Occupancy % 86.8 87.4 88.0 87.3 87.9 NOI: Operating expenses (150,435) (151,084) (156,091) (157,917) (163,965) Cash NOI: $ 59,692 $ 63,781 $ 66,981 $ 64,676 $ 62,355 (1) REVPOR cannot be derived from the information presented as units reflect 100% of the unit capacities for unconsolidated joint ventures and revenue is at the Company’s pro rata share. 26 Cash NOI Margin %28.4 29.7 30.0 29.1 27.6 Non-refundable cash entrance fees $ 6,984 $ 7,426 $ 5,032 $ 5,537 $ 4,608 $ 52,708 $ 56,355 $ 61,949 $ 59,139 $ 57,747 Total revenues $ 203,143 $ 207,439 $ 218,040 $ 217,056 $ 221,712 REVPOR(1)$ 4,192 $ 4,214 $ 4,349 $ 4,361 $ 4,376 Units 22,942 23,320 23,430 23,237 24,440 Property count 126 130 131 130 143

SHOP Same Property Portfolio Dollars in thousands, except REVPOR, includes HCP’s pro rata share of unconsolidated JVs SAME PROPERTY PORTFOLIO TREND 3Q15 4Q15 1Q16 2Q16 3Q16 Investment $ 3,263,932 $ 3,290,804 $ 3,318,490 $ 3,337,458 $ 3,369,107 3-month Occupancy % 86.9 87.5 88.0 87.3 87.7 NOI and Cash NOI: Operating expenses (145,157) (144,603) (147,581) (147,750) (151,518) NOI Margin % 25.7 26.8 28.0 27.2 25.5 SAME PROPERTY PORTFOLIO CASH NOI BY TYPE(2) Year-Over-Year Three-Month SPP Growth 3Q15 4Q15 1Q16 2Q16 3Q16 Independent Living 22,753 22,549 25,130 24,597 23,756 4.4% $ 50,168 $ 53,041 $ 57,512 $ 55,151 $ 51,838 3.3% (1) REVPOR cannot be derived from the information presented as units reflect 100% of the unit capacities for unconsolidated joint ventures and revenue is at the Company’s pro rata share. (2) Types are based on primary care type. 27 CCRC4,809 5,883 7,107 6,177 5,493 14.2% Assisted Living $ 22,606 $ 24,609 $ 25,275 $ 24,377 $ 22,589 (0.1%) Year-Over-Year Three-Month SPP Growth 3.3% $ 50,168 $ 53,041 $ 57,512 $ 55,151 $ 51,838 Total revenues $ 195,325 $ 197,644 $ 205,093 $ 202,901 $ 203,356 REVPOR(1)$ 4,234 $ 4,256 $ 4,384 $ 4,367 $ 4,356 Units 21,893 21,899 21,947 21,900 21,899 Property count 120 120 120 120 120

SHOP | New Supply - Assisted Living

As of and for the quarter ended September 30, 2016, dollars in thousands, includes HCP's pro rata share of unconsolidated JVs

NEW SUPPLY ANALYSIS

	HCP Portfolio			5-Mile Radius[1]								
Market	Units	Cash NOI	% of SHOP Cash NOI	Properties/ Units Under Construction[2]	Cash NOI Exposed to New Supply[3]	5 Year 80+ Population Growth % 2016-2021	75+ Penetration Rate	Qualified Care Giver %	Median Household Income	Affordability (in years)	75+ Median Net Worth	Unemployment %
US National Average						*10.3*	*4.7*	*4.5*	*$ 54*	*N/A*	*$ 206*	*5.9*
Washington, DC	485	$ 1,667	2.7	2 / 148	$ 921	11.5	2.4	8.5	101	11.1	250	3.0
Austin, TX	276	1,536	2.5	1 / 206	823	14.4	8.5	5.6	56	6.5	209	3.7
Los Angeles, CA	445	1,489	2.4	1 / 201	668	17.0	4.1	8.0	93	9.2	250	5.4
Richmond, VA	303	1,446	2.3	3 / 183	1,446	6.6	15.1	7.9	80	>15	243	3.4
San Diego, CA	318	1,293	2.1	2 / 128	1,293	11.5	4.9	8.2	103	5.9	250	4.7
Dallas, TX	357	1,116	1.8	4 / 376	552	13.3	4.5	5.9	63	>15	234	4.2
Memphis, TN	230	994	1.6	— / —	—	11.7	4.9	6.9	68	14.7	250	5.1
New York, NY	120	899	1.4	— / —	—	4.3	1.7	6.3	68	7.7	250	4.1
Orlando, FL	232	875	1.4	— / —	—	10.2	7.4	4.5	52	14.7	208	5.9
Miami, FL	396	848	1.4	— / —	—	7.9	4.2	3.1	46	11.7	209	8.3
Providence, RI	191	808	1.3	1 / 58	387	1.6	4.3	4.5	51	3.7	135	6.6
Sacramento, CA	189	721	1.2	2 / 94	404	10.7	7.6	5.3	68	10.8	241	7.6
Baltimore, MD	465	704	1.1	— / —	—	6.3	3.5	5.2	62	7.4	213	6.9
Boston, MA	227	697	1.1	1 / 90	274	4.8	2.4	8.1	78	9.6	206	5.8
Ventura, CA	159	659	1.1	— / —	—	11.7	5.7	8.9	97	5.0	250	5.0
Houston, TX	87	613	1.0	— / —	—	24.2	6.5	7.2	81	11.4	250	4.2
Sarasota, FL	258	604	1.0	4 / 338	604	10.9	4.0	3.5	49	>15	246	5.9
Cincinnati, OH	341	565	0.9	— / —	—	4.5	4.2	4.3	53	10.1	202	5.6
Denver, CO	154	530	0.9	2 / 148	530	14.6	5.2	4.3	51	>15	191	3.0
Tampa, FL	318	530	0.8	— / —	—	9.6	7.6	4.4	46	10.2	172	6.1
Remaining	3,769	7,225	11.5	16 / 1,411	1,590	7.7	2.6	4.0	51	11.6	205	6.0
Total	**9,320**	**$ 25,819**	**41.5**	**39 / 3,381**	**$ 9,492**	**9.6**	**4.3**	**5.9**	**$ 66**	**10.1**	**$ 221**	**5.1**
% of Total Cash NOI and Interest Income					**2.0%**							

(1) Demographic data provided by ESRI for 2016. Construction and supply data provided by NIC for the quarter ended September 30, 2016. Data reflects a 5-mile radius around each community and is weighted by Cash NOI. See definitions for further discussion on presented metrics.
(2) Represents the number of properties and units with similar care types that are under construction.
(3) Represents the Company's Cash NOI exposed to new construction and expansions.

28

SHOP | New Supply - Independent Living & CCRC

As of and for the quarter ended September 30, 2016, dollars in thousands, includes HCP's pro rata share of unconsolidated JVs

NEW SUPPLY ANALYSIS

	HCP Portfolio			5-Mile Radius[1]								
Market	Units	Cash NOI	% of SHOP Cash NOI	Properties/ Units Under Construction[2]	Cash NOI Exposed to New Supply[3]	5 Year 75+ Population Growth % 2016-2021	75+ Penetration Rate	Qualified Care Giver %	Median Household Income	Affordability (in years)	75+ Median Net Worth	Unemployment %
US National Average						*16.2*	*6.1*	*4.5*	*$ 54*	*N/A*	*$ 206*	*5.9*
Tampa, FL	2,562	$ 5,822	9.3	1 / 32	$ 1,154	14.6	3.2	13.2	49	8.9	211	5.7
Houston, TX	2,040	4,496	7.2	2 / 402	1,655	25.0	8.5	7.1	73	>15	249	4.7
Miami, FL	963	3,677	5.9	2 / 498	1,325	16.3	2.4	3.6	50	>15	224	8.4
Denver, CO	715	3,637	5.8	1 / 150	554	16.7	5.9	4.8	55	14.3	234	2.9
Chicago, IL	948	2,783	4.5	1 / 206	1,214	12.1	4.9	6.9	77	>15	236	7.0
Sarasota, FL	910	1,700	2.7	— / —	—	17.0	6.0	8.9	47	11.3	250	5.5
Punta Gorda, FL	660	1,603	2.6	— / —	—	22.0	7.3	14.6	49	9.1	250	7.7
Orlando, FL	1,010	1,395	2.2	— / —	—	44.1	3.5	13.8	44	8.7	250	7.2
Providence, RI	413	1,119	1.8	— / —	—	9.2	0.3	4.9	55	9.1	171	5.9
Jacksonville, FL	525	1,062	1.7	— / —	—	18.1	3.3	14.7	54	5.3	237	5.8
Remaining	4,374	9,242	14.8	— / —	—	13.4	4.9	7.3	62	>15	231	5.8
Total	**15,120**	**$36,536**	**58.5**	**7 / 1,288**	**$ 5,902**	**17.0**	**4.6**	**8.0**	**$ 58**	**>15**	**$ 231**	**5.6**
% of Total Cash NOI and Interest Income					**1.2%**							

(1) Demographic data provided by ESRI for 2016. Construction and supply data provided by NIC for the quarter ended September 30, 2016. Data reflects a 5-mile radius (10-mile for entrance fee CCRCs) around each community and is weighted by Cash NOI. See definitions for further discussion on presented metrics.

(2) Represents the number of properties and units with similar care types that are under construction.

(3) Represents the Company's Cash NOI exposed to new construction and expansions.

29

Life Science

As of and for the quarter ended September 30, 2016, dollars and square feet in thousands, includes HCP's pro rata share of unconsolidated JVs

INVESTMENTS

MSA	Property Count	Investment	Cash NOI	Square Feet	Occupancy %
Wholly-Owned					
San Francisco/San Jose, CA(1)	80	$ 2,605,503	$ 54,668	4,431	97.8
San Diego, CA	26	739,430	12,770	1,924	91.7
Remaining(1)	8	151,367	4,624	512	100.0
	114	**$ 3,496,300**	**$ 72,062**	**6,867**	**96.2**
HCP's Share of Unconsolidated JVs					
San Francisco, CA	2	41,363	788	147	100.0
San Diego, CA	2	46,478	719	131	91.8
	4	**$ 87,841**	**$ 1,507**	**278**	**96.1**
Total	**118**	**$ 3,584,141**	**$ 73,569**	**7,145**	**96.2**

SAME PROPERTY PORTFOLIO

	3Q15	4Q15	1Q16	2Q16	3Q16
Property count	110	110	110	110	110
Investment	$3,360,739	$3,375,396	$3,383,508	$3,394,915	$3,400,391
Square feet	6,800	6,800	6,800	6,800	6,800
Occupancy %	97.6	97.8	97.6	98.3	97.2
NOI:					
Total revenues	$ 76,070	$ 77,153	$ 76,290	$ 78,831	$ 78,944
Operating expenses	(15,347)	(15,883)	(13,781)	(15,148)	(15,483)
	$ 60,723	**$ 61,270**	**$ 62,509**	**$ 63,683**	**$ 63,461**
Cash NOI:					
Non-cash adjustments to NOI	(1,803)	(943)	144	233	615
	$ 58,920	**$ 60,327**	**$ 62,653**	**$ 63,916**	**$ 64,076**
			Year-Over-Year Three-Month SPP Growth		**8.8%**

(1) Cash NOI includes $6.2 million related to the first tranche of the purchase option exercised by Genentech in San Francisco and $1.4 million related to the four properties in Salt Lake City that are held for sale as of September 30, 2016, and are therefore excluded from all other metrics presented.

30

Life Science

As of September 30, 2016, dollars and square feet in thousands, includes HCP's pro rata share of unconsolidated JVs

SELECTED LEASE EXPIRATION DATA (NEXT 5 YEARS)

	Total				San Francisco/San Jose		San Diego		Remaining	
Year	Leased Square Feet	%	Annualized Base Rent	%	Square Feet	Annualized Base Rent	Square Feet	Annualized Base Rent	Square Feet	Annualized Base Rent
2016[1]	18	—	$ 359	—	8	$ 88	10	$ 271	—	$ —
2017	872	13	34,437	13	501	18,501	371	15,936	—	—
2018[2]	1,259	18	61,716	23	1,140	58,788	83	2,366	36	562
2019	617	9	19,494	7	359	10,540	258	8,954	—	—
2020	600	9	18,843	7	253	8,264	347	10,579	—	—
Thereafter	3,510	51	137,162	50	2,219	103,466	815	20,152	476	13,544
	6,876	**100**	**$ 272,011**	**100**	**4,480**	**$ 199,647**	**1,884**	**$ 58,258**	**512**	**$ 14,106**

TENANT CONCENTRATION

		Leased Square Feet		Annualized Base Rent		
	Remaining Lease Term in Years	Amount	% of Total	Amount	% of Total	Credit Rating
Amgen	6.0	684	10	$ 47,074	17	A
Genentech	1.8	400	6	22,141	8	AA
Rigel Pharmaceuticals	1.3	147	2	15,582	6	—
LinkedIn	6.4	373	5	14,419	5	AAA
Exelixis	1.0	246	4	11,784	4	—
Google	5.1	290	4	10,005	4	AA
Myriad Genetics	8.7	310	5	7,798	3	—
Takeda	1.4	166	2	7,788	3	A+
General Atomics	14.7	397	6	6,740	2	—
Duke University	13.0	166	2	5,746	2	AA+
Remaining	3.9	3,697	54	122,934	46	
	4.5	**6,876**	**100**	**$ 272,011**	**100**	

ANNUALIZED BASE RENT BY TENANT TYPE



University, Govt, Research
4%
Public Biotech/Medical Device
48%
Office and R&D
14%
Pharma
18%
Private Biotech/Medical Device
16%

(1) Includes month-to-month and holdover leases.

(2) Includes 337,000 square feet and Annualized Base Rent of $20.0 million related to the second tranche of the purchase option exercised by Genentech that is expected to close in July 2018. The first tranche is held for sale as of September 30, 2016, and is therefore excluded from the operating portfolio.

31

Life Science Square feet in thousands, includes HCP’s pro rata share of unconsolidated JVs LEASING ACTIVITY Leased Square Feet Annualized Base Rent Per Sq. Ft. % Change In Rents HCP Tenant Improvements Per Sq. Ft. Leasing Costs Per Sq. Ft. Average Lease Term (Months) Retention Rate YTD Acquisitions 61 47.79 Assets held for sale (324) 18.81 Renewals, amendments and extensions 95 45.37 16.2 $ 5.30 51 81.3% Leased Square Feet as of September 30, 2016 6,876 $ 39.56 The Cove at Oyster Point Development South San Francisco, CA 32 New leases58 27.57 $ 32.25 15.36 102 Expirations (233) 32.33 Developments 38 55.80 Leased Square Feet as of June 30, 2016 7,181 $ 37.95

Medical Office

As of and for the quarter ended September 30, 2016, dollars in thousands, includes HCP's pro rata share of unconsolidated JVs

PORTFOLIO BY MARKET

				Square Feet						
				On-campus[1]		Off-campus[2]		Total		
Leased Properties	Investment	Cash NOI	Occupancy %	Multi-tenant	Single-tenant	Multi-tenant	Single-tenant	Multi-tenant	Single-tenant	% of Total
Dallas, TX	$ 456,296	$ 8,257	89.6	1,944	—	139	—	2,083	—	12
Houston, TX	434,277	7,858	93.0	1,085	1,255	197	—	1,282	1,255	15
Seattle, WA	211,453	6,385	99.8	667	—	—	—	667	—	4
Philadelphia, PA	302,981	4,700	89.0	705	—	436	—	1,141	—	7
Louisville, KY	211,356	4,626	95.6	669	17	450	15	1,119	32	7
Nashville, TN	152,980	4,591	96.0	1,288	10	—	—	1,288	10	8
Denver, CO	223,337	4,525	90.8	982	—	—	10	982	10	6
Salt Lake City, UT	140,750	3,193	96.2	434	63	154	116	588	179	4
Phoenix, AZ	167,090	2,862	87.3	519	—	208	—	727	—	4
Miami, FL	97,984	2,132	85.2	531	—	—	30	531	30	3
San Diego, CA	108,303	1,720	96.7	—	176	155	—	155	176	2
Las Vegas, NV	110,214	1,626	83.5	528	—	—	—	528	—	3
Kansas City, MO	76,340	1,479	95.8	260	—	—	8	260	8	2
San Antonio, TX	67,919	1,250	80.6	353	—	—	—	353	—	2
Los Angeles, CA	84,776	1,221	80.8	106	—	174	—	280	—	2
Ogden, UT	67,164	1,201	79.6	321	—	13	68	334	68	2
Washington, DC	56,763	996	83.7	55	29	99	—	154	29	1
Sacramento, CA	74,221	824	93.8	—	—	29	92	29	92	1
San Francisco, CA	41,531	734	100.0	—	—	—	104	—	104	1
Jackson, MS	30,016	652	100.0	—	132	—	—	—	132	1
Remaining	488,028	7,623	93.3	1,594	564	305	180	1,899	744	13
	$ 3,603,779	**$ 68,455**	**91.6**	**12,041**	**2,246**	**2,359**	**623**	**14,400**	**2,869**	**100**

(1) Includes 4.8 million square feet subject to ground leases with average expirations of 54 years and renewal options generally ranging from 10 to 25 years.
(2) Includes properties adjacent to a hospital campus (within 0.25 miles) or anchored by a health system, wherein the health system leases 50% or more of the property.

33

Medical Office

As of and for the quarter ended September 30, 2016, square feet in thousands, includes HCP's pro rata share of unconsolidated JVs

SQUARE FEET BY HEALTH SYSTEM

			Square Feet					Directly Leased by Health System	
Health System	Health System Rank[1]	Credit Rating	On-Campus	Adjacent / Anchored[2]	Off-Campus	Total	% of Total	% Square Feet	% of Annualized Base Rent
HCA	2	Ba2	7,141	163	—	7,304	42.3	16.7	18.0
Memorial Hermann	39	A1	1,349	80	—	1,429	8.3	8.5	4.5
Norton	100	—	686	343	—	1,029	6.0	3.9	3.9
CHS	4	B2	686	51	—	737	4.3	3.6	2.1
Thomas Jefferson University	93	A1	705	—	—	705	4.1	1.4	1.5
Providence	8	Aa3	563	—	—	563	3.3	1.8	2.8
Tenet	5	B2	472	53	—	525	3.0	0.3	0.3
Iasis	72	B2	492	—	—	492	2.7	1.6	1.4
Remaining - credit rated			1,731	1,182	—	2,913	16.9		
Non-credit rated			462	240	870	1,572	9.1		
Total			**14,287**	**2,112**	**870**	**17,269**	**100.0**	**37.7**	**34.5**
% of Total			**82.8**	**12.2**	**5.0**	**100.0**			
Total Healthcare Affiliated				**95.0%**					

LEASING ACTIVITY

	Leased Square Feet	Annualized Base Rent Per Sq. Ft.	% Change In Rents[3]	HCP Tenant Improvements Per Sq. Ft.	Leasing Costs Per Sq. Ft.	Average Lease Term (Months)	Retention Rate YTD
Leased Square Feet as of June 30, 2016	15,819	$ 22.83					
Dispositions	(11)	9.16					
Redevelopments	28	21.35					
Expirations	(569)	23.61					
Renewals, amendments and extensions	467	23.48	1.4	$ 8.82	$ 3.42	51	77.6%
New leases	104	21.68		30.69	7.37	69	
Terminations	(17)	23.28					
Leased Square Feet as of September 30, 2016	**15,821**	**$ 22.90**					

(1) Ranked by revenue based on *Modern Healthcare's Healthcare Systems Financial Database*.
(2) Denotes whether the medical office building is adjacent (within 0.25 miles) to a hospital campus or anchored, wherein approximately 50% or more is leased to a health system.
(3) For comparative purposes, reflects adjustments for leases that converted to a different lease type upon renewal, amendment or extension of the original lease.

34

Medical Office

As of and for the quarter ended September 30, 2016, dollars and square feet in thousands, includes HCP's pro rata share of unconsolidated JVs

SELECTED LEASE EXPIRATION DATA (NEXT 5 YEARS)

	Total				On-Campus		Off-Campus	
Year	Leased Square Feet	%	Annualized Base Rent	%	Square Feet	Annualized Base Rent	Square Feet	Annualized Base Rent
2016[1]	947	6	$ 22,594	6	780	$ 19,347	167	$ 3,247
2017	2,439	15	58,814	16	1,966	47,633	473	11,181
2018	2,265	14	52,675	15	1,890	44,074	375	8,601
2019	1,897	12	45,403	13	1,554	37,096	343	8,307
2020	2,117	13	50,533	14	1,913	45,854	204	4,679
Thereafter	6,156	40	131,414	36	5,002	104,588	1,154	26,826
	15,821	**100**	**$ 361,433**	**100**	**13,105**	**$ 298,592**	**2,716**	**$ 62,841**

SAME PROPERTY PORTFOLIO

	3Q15	4Q15	1Q16	2Q16	3Q16
Property count	217	217	217	217	217
Investment	$ 3,241,211	$ 3,266,379	$ 3,279,091	$ 3,290,556	$ 3,306,028
Square feet	16,336	16,352	16,352	16,378	16,378
Occupancy %	92.3	92.8	91.9	92.1	92.0
NOI:					
Total revenues	$ 103,853	$ 102,541	$ 102,765	$ 104,042	$ 105,656
Operating expenses	(39,213)	(37,151)	(38,152)	(38,795)	(40,235)
	$ 64,640	**$ 65,390**	**$ 64,613**	**$ 65,247**	**$ 65,421**
Cash NOI:					
Non-cash adjustments to NOI	(1,085)	(484)	(751)	(203)	124
	$ 63,555	**$ 64,906**	**$ 63,862**	**$ 65,044**	**$ 65,545**
			Year-Over-Year Three-Month SPP Growth		**3.1%**

(1) Includes month-to-month and holdover leases.

35

Other As of and for the quarter ended September 30, 2016, dollars in thousands, includes HCP’s pro rata share of unconsolidated JVs LEASED PROPERTIES Occupancy %(1) Property Count Cash NOI EBITDARM CFC EBITDAR CFC Type/Operator Investment Capacity Acute care 5 $ 380,185 $ 15,206 1,435 53.3 8.06x 7.55x 15 $ 570,061 $ 20,762 2,131 55.3 6.72x 6.27x Maria Mallaband 25 $ 158,865 $ 2,852 1,134 91.3 1.50x 1.25x 61 $ 387,573 $ 7,177 3,189 92.5 1.55x 1.30x Wholly-owned 1 $ 17,909 $ 302 120 N/A N/A N/A 5 $ 27,059 $ 692 540 75.2 DEBT INVESTMENTS Interest Income Investment DSC Yield Maturity Tandem Consulate Health Care 256,357 7,669 1.34x 11.9% 10/18 Remaining 45,807 4,700 N/A N/A 8/18-12/22 (1) Certain operators in the Company’s hospital portfolio are not required under their respective leases to provide operational data. 36 Total Debt Investments $ 765,075 $ 20,482 Four Seasons - UK100,870 518 0.75x 4.8%12/17-6/20 HC-One - UK$ 362,041 $ 7,595 2.28x 8.3%11/19 Total Leased Properties 81 $ 984,693 $ 28,631 5,860 HCP’s Share of Unconsolidated JVs4 9,150 390 420 75.2 N/A N/A Post-acute/skilled HC-One 36 228,708 4,325 2,055 93.1 1.58x 1.32x United Kingdom Remaining 10 189,876 5,556 696 57.2 3.34x 3.05x Hospitals

Other | Same Property Performance

As of and for the quarter ended September 30, 2016, dollars in thousands

HOSPITALS

	3Q15	4Q15	1Q16	2Q16	3Q16
Property count	15	15	15	15	15
Investment	$ 570,105	$ 570,105	$ 570,105	$ 570,105	$ 570,061
Beds	1,989	1,988	2,008	2,008	2,131
3-month Occupancy %(1)	56.3	55.2	53.8	59.5	55.3
EBITDARM CFC	6.25x	6.40x	6.53x	6.69x	6.72x
EBITDAR CFC	5.84x	5.98x	6.10x	6.25x	6.27x
NOI:					
Total revenues	$ 21,845	$ 21,542	$ 22,381	$ 21,503	$ 22,288
Operating expenses	(585)	(1,051)	(1,187)	(1,003)	(1,190)
	$ 21,260	**$ 20,491**	**$ 21,194**	**$ 20,500**	**$ 21,098**
Cash NOI:					
Non-cash adjustments to NOI	286	296	303	582	(348)
	$ 21,546	**$ 20,787**	**$ 21,497**	**$ 21,082**	**$ 20,750**
		Year-Over-Year Three-Month SPP Growth			**(3.7%)**

UNITED KINGDOM

	3Q15	4Q15	1Q16	2Q16	3Q16
Property count	59	59	59	59	59
Investment	$ 395,856	$ 385,481	$ 376,224	$ 356,480	$ 346,266
Beds	967	967	967	967	967
3-month Occupancy %	89.0	91.3	92.7	92.5	91.3
EBITDARM CFC	1.58x	1.51x	1.52x	1.49x	1.50x
EBITDAR CFC	1.34x	1.27x	1.27x	1.25x	1.25x
NOI:					
Total revenues	$ 8,505	$ 8,330	$ 7,857	$ 7,954	$ 7,311
FX adjustment	(1,295)	(1,121)	(648)	(678)	—
	$ 7,210	**$ 7,209**	**$ 7,209**	**$ 7,276**	**$ 7,311**
Cash NOI:					
Non-cash adjustments to NOI	(980)	(955)	(899)	(830)	(722)
FX adjustment	147	129	73	70	—
	$ 6,377	**$ 6,383**	**$ 6,383**	**$ 6,516**	**$ 6,589**
		Year-Over-Year Three-Month SPP Growth			**3.3%**

(1) Certain operators in the Company's hospital portfolio are not required under their respective leases to provide operational data.

37

Other Same Property Performance As of and for the quarter ended September 30, 2016, dollars in thousands, includes HCP’s pro rata share of unconsolidated JVs TOTAL OTHER(1) 3Q15 4Q15 1Q16 2Q16 3Q16 Investment $ 975,111 $ 964,736 $ 955,479 $ 935,735 $ 925,478 NOI: Operating expenses (604) (1,070) (1,190) (1,010) (1,210) $ 28,851 $ 28,089 $ 28,807 $ 28,176 $ 28,799 Non-cash adjustments to NOI (694) (659) (596) (248) (1,069) $ 28,304 $ 27,559 $ 28,284 $ 27,998 $ 27,730 (1) Includes four domestic post-acute/skilled properties. 38 Year-Over-Year Three-Month SPP Growth (2.0%) FX adjustment147 129 73 70 — Cash NOI: FX adjustment(1,295) (1,121) (648) (678) — Total revenues $ 30,750 $ 30,280 $ 30,645 $ 29,864 $ 30,009 Beds Property count 78 78 78 78 78

Unconsolidated Joint Ventures

As of and for the quarter ended September 30, 2016, dollars and square feet in thousands

		Senior Housing Operating				
	Total	CCRC	Non-CCRC	Medical Office	Life Science	Other[1]
HCP's ownership percentage		49%	45% - 85%	20% - 67%	50% - 63%	80%
Joint ventures' investment	$ 1,813,415	$ 1,398,909	$ 232,961	$ 14,374	$ 155,733	$ 11,438
Joint ventures' mortgage debt	358,693	210,131	148,562	—	—	—
HCP's net equity investment[2]	572,394	450,188	47,964	4,667	68,251	1,324
Property count	33	15	9	1	4	4
Capacity		7,175 Units	1,052 Units	103 Sq. Ft.	278 Sq. Ft.	420 Beds
Occupancy %		85.6	94.5	100.0	96.1	75.2
SELECTED FINANCIAL DATA						
Total revenues[3]	$ 107,683	$ 95,344	$ 7,764	$ 750	$ 3,313	$ 512
Operating expenses	(86,547)	(80,298)	(5,265)	(220)	(739)	(25)
NOI	**$ 21,136**	**$ 15,046**	**$ 2,499**	**$ 530**	**$ 2,574**	**$ 487**
Depreciation and amortization	(25,315)	(22,583)	(1,819)	(197)	(630)	(86)
General and administrative expenses	(59)	—	(42)	(14)	(3)	—
Interest expense and other	(1,716)	(671)	(924)	—	—	(121)
Income from discontinued operations[4]	905	—	—	905	—	—
Net income (loss)	**$ (5,049)**	**$ (8,208)**	**$ (286)**	**$ 1,224**	**$ 1,941**	**$ 280**
Depreciation and amortization	25,376	22,583	1,819	258	630	86
FFO	**$ 20,327**	**$ 14,375**	**$ 1,533**	**$ 1,482**	**$ 2,571**	**$ 366**
Non-refundable Entrance Fee sales, net[3]	14,697	14,697	—	—	—	—
Non-refundable Entrance Fee amortization and deferred expenses[3]	(5,289)	(5,289)	—	—	—	—
Non-cash adjustments to NOI	(38)	—	—	(8)	(30)	—
Non-cash adjustments to net income	(654)	(551)	(33)	(70)	—	—
Leasing costs and tenant and capital improvements	(2,304)	(1,957)	(158)	(133)	(56)	—
FAD	**$ 26,739**	**$ 21,275**	**$ 1,342**	**$ 1,271**	**$ 2,485**	**$ 366**
HCP'S PRO-RATA SHARE						
Mortgage debt	$ 189,118	$ 102,963	$ 86,155	$ —	$ —	$ —
NOI	10,777	7,374	1,136	354	1,523	390
Cash NOI	15,365	11,982	1,136	350	1,507	390
Net income	(2,549)	(4,022)	(351)	434	1,166	224
FFO	10,094	7,044	655	582	1,520	293
FAD	13,286	10,425	560	531	1,477	293

(1) Four post-acute/skilled facilities were deconsolidated as of January 1, 2016 in conjunction with the adoption of ASU 2015-02, *Amendments to the Consolidation Analysis*.

(2) Excludes assets held for sale and land held for development.

(3) Includes $4.5 million of non-refundable Entrance Fee amortization. Non-refundable Entrance Fees are recognized on a NOI/FFO basis over the estimated stay of the residents and are recognized on a cash/FAD basis upon receipt, net of a reserve for early terminations. See Entrance Fees in Definitions.

(4) Medical office includes activity for five assets that are held for sale.

39

2017 Outlook and 2016 Guidance

Projected full year 2017 and 2016, dollars in millions, except per share amounts

TENTATIVE/PRELIMINARY AND SUBJECT TO CHANGE

	2017 Outlook (November 1, 2016)		2016 Current Guidance (November 1, 2016)		2016 Prior Guidance (August 9, 2016)[1]	
	Low	High	Low	High	Low	High
Diluted earnings per common share	$ 1.07	$ 1.13	$ 1.49	$ 1.55	$ 1.83	$ 1.89
Depreciation and amortization	1.11	1.11	1.20	1.20	1.20	1.20
Other depreciation and amortization	0.02	0.02	0.03	0.03	0.03	0.03
Taxes associated with real estate disposition	—	—	0.11	0.11	0.11	0.11
Gain on sales of real estate	(0.43)	(0.43)	(0.54)	(0.54)	(0.51)	(0.51)
Joint venture FFO adjustments	0.11	0.11	0.06	0.06	0.06	0.06
Diluted FFO per common share	$ 1.88	$ 1.94	$ 2.35	$ 2.41	$ 2.72	$ 2.78
Transaction-related items and other	0.01	0.01	0.21	0.21	0.08	0.08
Loss on extinguishment of debt	—	—	0.10	0.10	—	—
Severance-related charges	—	—	0.03	0.03	0.03	0.03
Diluted FFO as adjusted per common share	$ 1.89	$ 1.95	$ 2.69	$ 2.75	$ 2.83	$ 2.89
Other supplemental information:						
Amortization of net market lease intangibles and deferred revenues	—	—	(0.01)	(0.01)	(0.01)	(0.01)
Amortization of deferred compensation	0.04	0.04	0.03	0.03	0.03	0.03
Amortization of deferred financing costs	0.03	0.03	0.04	0.04	0.04	0.04
Straight-line rents	(0.03)	(0.03)	(0.04)	(0.04)	(0.04)	(0.04)
Other depreciation and amortization	(0.02)	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Leasing costs and tenant and capital improvements	(0.20)	(0.20)	(0.19)	(0.19)	(0.19)	(0.19)
Lease restructure payments	0.01	0.01	0.04	0.04	0.04	0.04
Joint venture adjustments - CCRC entrance fees	0.07	0.07	0.07	0.07	0.07	0.07
Joint venture and other adjustments	(0.09)	(0.09)	(0.05)	(0.05)	(0.06)	(0.06)
Other items:						
General and administrative, inclusive of stock based compensation[2]	$ 83	$ 88	$ 89	$ 92	$ 89	$ 92
Total capital expenditures, inclusive of capitalized interest	487	512	488	496	488	496
Year-over-year SPP Cash NOI growth:						
Senior housing triple-net	3.25%	4.25%	0.5%	1.5%		
Senior housing operating portfolio	4.0%	5.0%	3.75%	4.75%		
Life science	1.7%	2.7%	7.25%	8.25%		
Medical office	2.0%	3.0%	2.3%	3.3%		
Other	0.75%	1.75%	0.75%	1.75%		
Year-over-year SPP Cash NOI growth, excluding QCP	2.5%	3.5%	2.75%	3.75%		
Year-over-year SPP NOI growth, excluding QCP	1.5%	2.5%	1.7%	2.7%		

(1) 2016 prior guidance is not reported for year-over-year SPP growth as it is not comparable to the current guidance due to the change in segments, the spin-off of QCP and the inclusion of the Company's pro rata share of unconsolidated joint ventures in SPP.
(2) Excludes severance-related charges incurred in 2016.

40

Appendix QCP As of and for the quarter ended September 30, 2016, dollars and square feet in thousands OPERATOR CONCENTRATION Occupancy % EBITDARM CFC EBITDAR CFC Operator/Property Property Type Property Count Investment Cash NOI Beds/Units HCRMC 310 $ 5,121,028 $ 116,390 36,983 82.2 N/A N/A Tandem Consulate Health Care Post-acute/skilled 9 63,100 1,867 932 92.0 2.67x 2.15x Post-acute/skilled/ Senior housing Genesis HealthCare 5 31,812 1,007 477 67.1 1.24x 0.87x Remaining 2 56,042 598 N/A N/A N/A 338 $ 5,342,177 $ 122,852 SAME PROPERTY PORTFOLIO 3Q15 4Q15 1Q16 2Q16 3Q16 Investment $ 5,029,774 $ 5,287,114 $ 5,327,194 $ 5,327,194 $ 5,327,194 Total revenues $ 143,495 $ 144,816 $ 120,836 $ 124,456 $ 124,408 $ 142,967 $ 144,405 $ 120,377 $ 123,949 $ 123,914 Non-cash adjustments to NOI (22,448) (23,737) 74 129 172 Year-Over-Year Three-Month SPP Growth 3.0% 41 $ 120,519 $ 120,668 $ 120,451 $ 124,078 $ 124,086 Cash NOI: Operating expenses (528) (411) (459) (507) (494) NOI: Property count 337 337 337 337 337 Medical office/ 37 Beds/ Hospital 88 Sq. Ft. Covenant Care Post-acute/skilled12 70,195 2,990 1,261 78.2 1.25x 0.81x Post-acute/skilled/ Senior housing

Appendix HCR ManorCare Portfolio Summary As of and for the quarter ended September 30, 2016, dollars in thousands HCP INVESTMENT IN HCRMC Property Count Cash NOI Occupancy % Investment Capacity Post-acute/skilled 249 3,941,848 98,875 32,500 Beds 82.3 For the trailing twelve months ended, dollars in thousands HCRMC PERFORMANCE Facility EBITDAR June 30, 2016 51.3 32.6 61.6 479,096 1.10x 357,309 0.82x (1) Represents revenues for each metric as a percentage of total revenues for the post-acute/skilled portfolio for the trailing 12 months ended for the periods presented. (2) Facility EBITDAR includes an imputed management fee of 4%. 42 September 30, 2016 50.5 32.0 60.9 470,881 1.07x 349,587 0.80x Post-Acute/Skilled Metrics(1) Facility EBITDARM (2) Skilled Mix %Medicare %Quality Mix % AmountCFC AmountCFC September 30, 2015 52.5 34.1 62.9 $ 561,090 1.15x $ 428,027 0.88x 310 $ 5,121,028 $ 116,390 36,983 82.2 Assisted living 61 $ 1,179,180 $ 17,515 4,483 Units 81.5

Appendix | Reconciliation of HCRMC EBITDAR and FCC

Dollars in millions

HCRMC UNAUDITED RESULTS OF OPERATIONS[1]

	Trailing 12 Months Ended	
	September 30, 2016	June 30, 2016
Revenues	$ 3,882.1	$ 3,940.3
Operating and general and administrative expenses	(3,408.2)	(3,455.1)
Depreciation and amortization expense	(130.4)	(131.2)
Asset impairment[2]	(6.0)	(6.0)
Income before other (expenses) income and income taxes	**$ 337.5**	**$ 348.0**
Interest expense	(462.7)	(467.6)
Gain (loss) on disposal of assets	16.7	(49.3)
Equity in earnings, interest income and other	17.2	14.4
Loss from continuing operations before income taxes	**$ (91.3)**	**$ (154.5)**
Income tax (expense) benefit	(4.5)	8.2
Loss from continuing operations	**$ (95.8)**	**$ (146.3)**
Loss from discontinued operations:		
Facility EBITDARM	(2.6)	(3.0)
Other income, net of taxes	1.0	4.5
Loss from discontinued operations	**(1.6)**	**1.5**
Net loss	**$ (97.4)**	**$ (144.8)**

EBITDAR AND FCC CALCULATION

	September 30, 2016	June 30, 2016
Revenues	$ 3,882.1	$ 3,940.3
Operating and general and administrative expenses	(3,408.2)	(3,455.1)
Equity in earnings, interest income and other	17.2	14.4
Facility EBITDARM from discontinued operations	(2.6)	(3.0)
Other adjustments	3.5	3.5
EBITDAR	**$ 492.0**	**$ 500.1**
Normalizing adjustments	0.8	0.9
Normalized EBITDAR	**$ 492.8**	**$ 501.0**
Fixed charges:		
Cash rent	$ 461.5	$ 463.1
Interest expense - term loan and other	21.8	21.9
Total fixed charges	**$ 483.3**	**$ 485.0**
As Reported FCC[3]	1.02x	1.03x
Normalized FCC[3]	1.02x	1.03x

(1) Results include revenues and expenses related to all businesses managed by HCRMC including (i) Facility EBITDARM for communities owned by the Company, (ii) home health care, hospice and rehabilitation services and (iii) general and administrative, depreciation, interest and income tax expenses. All data was derived solely from information provided by HCRMC without independent verification by the Company.

(2) Relates to a June 2016 impairment on a non-HCP facility.

(3) Represents EBITDAR (as reported FCC) or normalized EBITDAR (normalized FCC) divided by total fixed charges. EBITDAR for the trailing 12-months ended September 30, 2016, includes losses of $9 million related to 33 non-strategic assets sold to date. Excluding these losses and rent associated with them, the normalized FCC would be 1.04x.

43

REPORTING Definitions Adjusted Fixed Charge Coverage* Adjusted EBITDA divided by Fixed Charges. Adjusted Fixed Charge Coverage is a supplemental measure of liquidity and the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders, if applicable. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage, and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company. Adjusted Fixed Charge Coverage is subject to the same limitations and qualifications as Adjusted EBITDA and Fixed Charges. Affordability (in years) Affordability represents the number of years an individual can support the cost of residing in a senior housing facility. Affordability is calculated using the median net worth for individuals ages 75 and older, divided by the annualized revenue per occupied room (REVPOR), less the median income for individuals ages 75 and older. Markets with median income in excess of REVPOR reflect an Affordability metric of greater than (>) 15 years. Annualized Base Rent The most recent month’s (or subsequent month’s if acquired in the most recent month) base rent including additional rent floors, cash income from DFLs and/or interest income annualized for 12 months. Annualized Base Rent includes the Company’s share of unconsolidated joint ventures calculated on the same basis and excludes properties in the Company’s senior housing operating portfolio and properties sold or held for sale during the quarter. Further, Annualized Base Rent does not include tenant recoveries, additional rents in excess of floors and non-cash revenue adjustments (i.e., straight-line rents, amortization of market lease intangibles, DFL non-cash interest and deferred revenues). The Company uses Annualized Base Rent for the purpose of determining Lease Expirations and Debt Investment Maturities. Cash Flow Coverage (“CFC”)* Facility EBITDAR or Facility EBITDARM divided by the aggregate of base rent and any additional rent due to the Company for the trailing 12-month period one quarter in arrears from the period presented with the exception of HCRMC which is current. CFC is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company. However, CFC is subject to the same limitations and qualifications as Facility EBITDAR or Facility EBITDARM. CFC is not presented for: (i) properties operated under a RIDEA structure; or (ii) newly completed facilities under lease-up, facilities acquired or transitioned to new operators during the relevant trailing 12-month period, vacant facilities and facilities for which data is not available or meaningful. Consolidated Debt The carrying amount of bank line of credit and term loans (if applicable), senior unsecured notes, mortgage debt and other debt, as reported in the Company’s consolidated financial statements. Consolidated Gross Assets* The carrying amount of total assets, excluding investments in and advances to the Company’s unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements. Consolidated Gross Assets is a supplemental measure of the Company’s financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. Consolidated Secured Debt Mortgage and other debt secured by real estate, as reported in the Company’s consolidated financial statements. Continuing Care Retirement Community (“CCRC”) A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing). Debt Investments Loans secured by a direct interest in real estate and mezzanine loans. Debt Service The periodic payment of interest expense and principal amortization on secured loans. Debt Service Coverage (“DSC”)* Facility EBITDA divided by Debt Service. DSC is a supplemental measure of the borrower’s ability to generate sufficient liquidity to meet its obligations to the Company under the respective loan agreements. DSC is subject to the same limitations and qualifications as Facility EBITDA. Development Includes ground-up construction and redevelopments. Direct Financing Lease (“DFL”) Lease for which future minimum lease payments are recorded as a receivable, and the difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income. Unearned income is deferred and amortized to income over the lease terms to provide a constant yield. EBITDA and Adjusted EBITDA* Earnings before interest, taxes, depreciation and amortization for the Company. Adjusted EBITDA is defined as EBITDA excluding impairments (recoveries), gains or losses from real estate dispositions, transaction-related items, severance-related charges, litigation settlement charges, gain upon consolidation of joint venture and foreign currency exchange gains (losses). The Company considers EBITDA and Adjusted EBITDA important supplemental measures to net income (loss) because they provide an additional manner in which to evaluate the Company’s operating performance. Net income (loss) is the most directly comparable GAAP measure to EBITDA and Adjusted EBITDA. Entrance Fees Certain of the Company’s communities have residency agreements which require the resident to pay an upfront entrance fee prior to taking occupancy at the community. For NOI, net income and FFO, the non-refundable portion of the entrance fee is recorded as deferred entrance fee revenue and amortized over the estimated stay of the resident based on an actuarial valuation. For Cash NOI and FAD, the non-refundable entrance fees are recognized upon receipt, net of a reserve for statutory refunds due to early terminations. The refundable portion of a resident’s entrance fee is generally refundable within a certain number of months or days following contract termination or upon the sale of the unit. All refundable amounts due to residents at any time in the future are classified as current liabilities. 44

REPORTING Definitions Estimated / Actual Completion Date For Developments, management’s estimate of the period the core and shell structure improvements are expected to be or have been completed. For Redevelopments, management’s estimate of the period in which major construction activity in relation to the scope of the project has been or will be substantially completed. Facility EBITDA* EBITDA for a particular facility (not the Company), for the trailing twelve months and one quarter in arrears from the date reported. The Company uses Facility EBITDA in determining Debt Service Coverage. Facility EBITDA is subject to the same limitations as EBITDA. In addition, Facility EBITDA does not represent a borrower’s net income or cash flow from operations and should not be considered an alternative to those indicators. The Company receives periodic financial information from most borrowers regarding the performance under the loan agreement. The Company utilizes Facility EBITDA as a supplemental measure of the borrower’s ability to generate sufficient liquidity to meet their obligations to the Company. Facility EBITDA includes a management fee as specified in the borrower loan agreements with the Company. All borrower financial performance data was derived solely from information provided by borrowers without independent verification by the Company. Facility EBITDAR and Facility EBITDARM* Earnings before interest, taxes, depreciation, amortization and rent (and management fees), as applicable, for a particular facility accruing to the operator/tenant of the property (the Company as lessor), for the trailing 12 months and one quarter in arrears from the date reported. The Company uses Facility EBITDAR or Facility EBITDARM in determining Cash Flow Coverage and as a supplemental measure of the ability of the property to generate sufficient liquidity to meet related obligations to the Company. Facility EBITDAR includes: (i) contractual management fees; (ii) an imputed management fee of 5% of revenues for senior housing facilities and post-acute/ skilled facilities, with the exception of the HCRMC portfolio which uses 4%; or (iii) an imputed management fee of 2% of revenues for hospitals. All facility financial performance data was derived solely from information provided by operators/tenants without independent verification by the Company. Facility EBITDAR and Facility EBITDARM are subject to the same limitations and qualifications as Facility EBITDA. Facility EBITDAR and Facility EBITDARM are not presented for: (i) properties operated under a RIDEA structure; or (ii) newly completed facilities under lease-up, facilities acquired or transitioned to new operators during the relevant trailing 12-month period, vacant facilities and facilities for which data is not available or meaningful. Financial Leverage* Total Debt divided by Total Gross Assets. Financial Leverage is a supplemental measure of the Company’s financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The ratio of Consolidated Debt to Consolidated Gross Assets is the most directly comparable GAAP measure to Financial Leverage. The Company’s pro rata share of total debt from the Company’s unconsolidated joint ventures is not intended to reflect its actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the joint ventures. Fixed Charges* Total interest expense plus capitalized interest plus preferred stock dividends (if applicable). Fixed Charges is a supplemental measure of the Company’s interest payments on outstanding debt and dividends to preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage. Fixed Charges is subject to limitations and qualifications, as, among other things, it does not include all contractual obligations. Funds Available for Distribution (“FAD”)* See the “Funds Available for Distribution” section of the Company’s Form 10-Q for information regarding FAD. Funds From Operations (“FFO”) and FFO as Adjusted* See the “Funds From Operations” section of the Company’s Form 10-Q for information regarding FFO and FFO as adjusted. Healthcare System Affiliated Represents properties that are on-campus or adjacent to a healthcare system and properties that are leased 50% or more to a healthcare system. Investment* Represents: (i) the carrying amount of real estate assets and intangibles, after adding back accumulated depreciation and amortization less the value attributable to refundable Entrance Fee liabilities; and (ii) the carrying amount of DFLs and Debt Investments. Investment excludes land held for development and assets held for sale. Investment also includes the Company’s pro rata share of the real estate assets and intangibles held in the Company’s unconsolidated joint ventures, presented on the same basis. Metropolitan Statistical Areas (“MSA”) Metropolitan Statistical Areas are geographic entities delineated by the Office of Management and Budget for use by Federal Statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population, consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core. Net Debt* Total Debt less the carrying amount of cash and cash equivalents as reported in the Company’s consolidated financial statements and the Company’s pro rata share of cash and cash equivalents from the Company’s unconsolidated joint ventures. Total Debt is the most directly comparable GAAP measure to Net Debt. Net Debt is a supplemental measure of the Company’s financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. Net Debt to Adjusted EBITDA* Net Debt divided by Adjusted EBITDA is a supplemental measure of the Company’s ability to decrease its debt. Because the Company may not be able to use its cash to reduce its debt on a dollar-for-dollar basis, this measure may have material limitations. Net Operating Income from Continuing Operations (“NOI”) and Cash NOI* See the “Net Operating Income” and “Same Property Portfolio” section of the Company’s Form 10-Q for information regarding NOI and Cash NOI. 45

REPORTING Definitions Occupancy For life science facilities and medical office buildings, Occupancy represents the percentage of total rentable square feet leased where rental payments have commenced, including month-to-month leases, as of the end of the period reported. For senior housing triple-net facilities, post-acute/ skilled facilities and hospitals, Occupancy represents the facilities’ average operating Occupancy for the trailing three-month period ended one quarter in arrears from the date reported. For properties in the Company’s senior housing operating portfolio, Occupancy represents the facilities’ average operating Occupancy for the most recent calendar quarter available. The percentages are calculated based on units for senior housing facilities and available beds for post-acute/skilled facilities and hospitals. The percentages shown exclude newly completed facilities under lease-up, facilities acquired or transitioned to new operators during the relevant period, vacant facilities and facilities for which data is not available or meaningful. All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. Penetration Rate Reflects the number of available senior housing units as a percentage of households with seniors age 75 and older. This measurement is an indicator of market demand for new development and expansion projects. Pooled Leases Two or more leases to the same operator/tenant or their subsidiaries under which their obligations are combined by virtue of cross default protection, a pooling agreement or multiple pooling agreements, or cross-guaranties. Qualified Care Giver (”QCG”) Qualified Care Giver represents a household consisting of individuals between 45 and 64 years of age with income of $100,000 or more. Qualified Care Giver % is the ratio of Qualified Care Givers to the total population, which provides an indication of senior housing demand due to the role adult children have in the senior housing selection process. Quality Mix Non-Medicaid revenues as a percentage of total revenues for the trailing 12 months ended one quarter in arrears, unless noted otherwise. Redevelopment Properties that require significant capital expenditures (generally more than 25% of acquisition cost or existing basis) to achieve stabilization or to change the use of the properties. Retention Rate The ratio of total renewed square feet to the total square feet expiring and available for lease, excluding the square feet for tenant leases terminated for default or buy-out prior to the expiration of the lease. REVPOR The 3-month average revenue per occupied room for the most recent calendar quarter available. RIDEA A structure whereby a taxable REIT subsidiary is permitted to rent a healthcare facility from its parent REIT and hire an independent contractor to operate the facility. Same Property Portfolio (“SPP”)* See the “Net Operating Income and Same Property Performance” section of the Company’s Form 10-Q for information regarding SPP. Secured Debt Ratio* Total Secured Debt divided by Total Gross Assets. Secured Debt Ratio is a supplemental measure of the Company’s financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The ratio of Consolidated Secured Debt to Consolidated Gross Assets is the most directly comparable GAAP measure to Secured Debt Ratio. The Company’s pro rata share of Total Secured Debt from the Company’s unconsolidated joint ventures is not intended to reflect its actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the joint ventures. Skilled Mix Medicare and Managed Care revenues as a percentage of total revenues for the trailing 12 months. Square Feet (Sq. Ft.) The square footage for properties, excluding square footage for development or redevelopment properties prior to completion. Total Debt* Consolidated Debt plus the Company’s pro rata share of total debt from the Company’s unconsolidated joint ventures. Reflects the early adoption of ASU 2015-03 and ASU 2015-15, which require certain debt issuance costs (previously included in other assets, net) to be presented as a direct deduction to the related debt liability. Total Debt is a supplemental measure of the Company’s financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. Total Gross Assets* Consolidated Gross Assets plus the Company’s pro rata share of total assets from the Company’s unconsolidated joint ventures, after adding back accumulated depreciation and amortization. Reflects the early adoption of ASU 2015-03 and ASU 2015-15, which require certain debt issuance costs (previously included in other assets, net) to be presented as a direct deduction to the related debt liability. Total Gross Assets is a supplemental measure of the Company’s financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. Total Market Equity The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits). 46

REPORTING Definitions Total Secured Debt* Consolidated Secured Debt plus the Company’s pro rata share of mortgage debt from the Company’s unconsolidated joint ventures. Total Secured Debt is a supplemental measure of the Company’s financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. Units/Square Feet/Beds Senior housing facilities are measured in available units (e.g., studio, one or two bedroom units). Life science facilities and medical office buildings are measured in square feet. Post-acute/skilled facilities and hospitals are measured in available beds. * Non-GAAP Supplemental Measures The Company believes that net income, as defined by U.S. generally accepted accounting principles (“GAAP”), is the most appropriate measure of its operating performance. In addition to net income as defined by GAAP, the Company believes Adjusted Fixed Charge Coverage, CFC, DSC, EBITDA, Adjusted EBITDA, Facility EBITDA, Facility EBITDAR, Facility EBITDARM, Financial Leverage, Fixed Charges, FAD, FFO, FFO as adjusted, Investment, Net Debt, Net Debt to Adjusted EBITDA, NOI, Cash NOI, SPP, Secured Debt Ratio, Total Debt, Total Gross Assets and Total Secured Debt are useful supplemental non-GAAP measures of its operating performance and financial position. As these non-GAAP measures have inherent limitations as analytical tools they should be used in conjunction with the Company’s most directly comparable GAAP presentations and not as alternatives to those indicators determined in accordance with GAAP. Reconciliations of Cash NOI, FAD, FFO, FFO as adjusted, NOI, and SPP to their most directly comparable GAAP measure, are included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 1, 2016. Reconciliations of SPP NOI and SPP Cash NOI growth and SPP NOI and SPP Cash NOI growth excluding QCP to their most directly comparable GAAP measure, are included in the accompanying earnings release. Reconciliations of the remaining non-GAAP supplemental measures used in this report to their most directly comparable GAAP measure are included elsewhere in this report. The Company’s computations of non-GAAP measures may not be comparable to similar measures reported by other companies. The information in this supplemental report should be read in conjunction with the accompanying earnings release and the Form 10-Q referenced above. 47

Reconciliations of Non-GAAP Measures Dollars in thousands EBITDA AND ADJUSTED EBITDA FROM NET INCOME Three Months Ended September 30, 2016 2015 Interest expense 117,860 122,157 Depreciation and amortization of real estate, in-place lease and other intangibles 142,874 134,704 HCP’s share of unconsolidated JV EBITDA 12,068 11,772 EBITDA $ 426,386 $ 390,088 Severance-related charges 14,464 — Impairment of investment in unconsolidated JV — 27,234 Adjusted EBITDA $ 458,521 $ 492,466 ADJUSTED FIXED CHARGE COVERAGE Three Months Ended September 30, 2016 2015 Interest expense 117,860 122,157 Capitalized interest 2,756 2,291 48 Adjusted Fixed Charge Coverage 3.8x 3.9x Fixed Charges $ 122,116 $ 127,409 HCP’s share of unconsolidated JV interest expense 1,500 2,961 Adjusted EBITDA$ 458,521 $ 492,466 Loss/(gain) on sales of real estate 9 (52) Impairments—69,622 Transaction-related items and other 17,662 5,574 Other JV adjustments (295) 13,795 Equity loss (income) from unconsolidated JVs2,053 (8,314) Income tax benefit (2,213) (1,980) Net income$ 154,039 $ 117,954

Reconciliations of Non-GAAP Measures

As of September 30, 2016, dollars in thousands

INVESTMENT

	Senior Housing Triple-net	SHOP	Life Science	Medical Office	Other	QCP	Non-Segment	Total
Consolidated total assets	$ 4,495,962	$ 3,223,328	$ 3,396,894	$ 2,707,583	$ 1,652,899	$ 5,271,612	$ 440,267	$21,188,545
Investments in and advances to unconsolidated joint ventures	—	(501,108)	(68,251)	(21,414)	(1,324)	—	—	(592,097)
Accumulated depreciation and amortization net of assets held for sale	920,077	418,084	759,082	894,944	174,573	72,244	105,321	3,344,325
Consolidated Gross Assets	$ 5,416,039	$ 3,140,304	$ 4,087,725	$ 3,581,113	$ 1,826,148	$ 5,343,856	$ 545,588	$23,940,773
HCP's share of unconsolidated JV gross assets	—	1,124,314	25,861	29,693	10,244	—	—	1,190,112
Total Gross Assets	$ 5,416,039	$ 4,264,618	$ 4,113,586	$ 3,610,806	$ 1,836,392	$ 5,343,856	$ 545,588	$25,130,885
Gross assets held for sale	—	—	—	—	—	—	(478,200)	(478,200)
Land held for development	—	—	(270,803)	(946)	(3,643)	—	—	(275,392)
Fully depreciated real estate and intangibles excluding held for sale	75,840	57,342	169,115	249,700	4,397	9,796	—	566,190
Non-real estate related assets[1]	(339,872)	(482,667)	(110,375)	(152,749)	(61,865)	(11,475)	(67,388)	(1,226,391)
Real estate intangible liabilities, net of held for sale	(57,198)	(7,790)	(97,960)	(45,866)	(25,513)	—	—	(234,327)
Investment	$ 5,094,809	$ 3,831,503	$ 3,803,563	$ 3,660,945	$ 1,749,768	$ 5,342,177	$ —	$23,482,765
Wholly-owned	5,094,809	3,015,992	3,715,722	3,651,314	1,740,618	5,342,177	—	22,560,632
HCP's share of unconsolidated joint ventures	—	815,511	87,841	9,631	9,150	—	—	922,133
Investment	$ 5,094,809	$ 3,831,503	$ 3,803,563	$ 3,660,945	$ 1,749,768	$ 5,342,177	$ —	$23,482,765

(1) Includes straight-line rent receivables, net of reserves, lease commissions, net of amortization, cash and restricted cash, the value attributable to refundable Entrance Fee liabilities for the Company's CCRC JV, and other assets.

49

Reconciliations of Non-GAAP Measures Dollars in thousands TOTAL DEBT September 30, 2016 December 31, 2015 September 30, 2015 Term loans(2)(3) 462,181 524,807 538,912 Mortgage debt(2) 762,715 932,212 938,988 Consolidated Debt $ 10,920,535 $ 11,069,003 $ 11,098,089 HCP’s share of unconsolidated JV other debt 191,538 192,600 174,136 Cash and cash equivalents (132,891) (346,500) (120,498) Net Debt $ 11,134,920 $ 11,063,164 $ 11,422,989 (1) Includes £275.0 million, £269.5 million and £241.5 million translated into U.S. dollars at September 30, 2016, December 31, 2015 and September 30, 2015, respectively. (2) Reflects the adoption of ASU 2015-03 and ASU 2015-15, which require certain debt issuance costs to be presented as a direct deduction to the related debt liability. (3) Represents £357.0 million translated into U.S. dollars. 50 HCP’s share of unconsolidated JV cash and cash equivalents (33,380) (24,214) (37,189) Total Debt $ 11,301,191 $ 11,433,878 $ 11,580,676 HCP’s share of unconsolidated JV mortgage debt(2) 189,118 172,275 308,451 Other debt 93,876 94,445 94,561 Senior unsecured notes(2) 8,229,731 9,120,107 8,524,804 Bank line of credit(1) $ 1,372,032 $ 397,432 $ 1,000,824

COMPANY

Information

BOARD OF DIRECTORS

MICHAEL D. MCKEE
Chairman of the Board, President and
Chief Executive Officer, HCP, Inc.

DAVID B. HENRY
Lead Independent Director, HCP, Inc.
Former Vice Chairman and Chief Executive Officer,
Kimco Realty Corporation

BRIAN G. CARTWRIGHT
Senior Advisor,
Patomak Global Partners LLC

CHRISTINE N. GARVEY
Former Global Head of Corporate
Real Estate Services, Deutsche Bank AG

JAMES P. HOFFMANN
Former Partner and Senior Vice President,
Wellington Management Company

PETER L. RHEIN
Partner,
Sarlot & Rhein

JOSEPH P. SULLIVAN
Chairman Emeritus, Board of Advisors,
RAND Health

EXECUTIVE MANAGEMENT

MICHAEL D. MCKEE
Chairman of the Board, President and
Chief Executive Officer

THOMAS M. HERZOG
Executive Vice President and
Chief Financial Officer

J. JUSTIN HUTCHENS
Executive Vice President and
Chief Investment Officer

TROY E. MCHENRY
Executive Vice President,
General Counsel and Corporate Secretary

SCOTT A. ANDERSON
Executive Vice President and
Chief Accounting Officer

JONATHAN M. BERGSCHNEIDER
Executive Vice President
Life Science Estates

KAI HSIAO
Executive Vice President
Senior Housing Asset Management

THOMAS D. KIRBY
Executive Vice President
Acquisitions and Valuations

THOMAS M. KLARITCH
Executive Vice President
Medical Office Properties

DARREN A. KOWALSKE
Executive Vice President

JOHN LU
Executive Vice President
Corporate Finance and Investments

KENDALL K. YOUNG
Executive Vice President
Senior Housing Investments

51

The Cove at Oyster Point Development South San Francisco, CA Forward-Looking Statements & Risk Factors “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental report which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, among other things, the Company’s expectations regarding (i) the Company’s pending or contemplated acquisitions, dispositions and development projects, including with respect to closing dates, completion dates, stabilization dates, rentable square feet and total investment, (ii) rentable square feet for land held for development and (iii) the Company’s 2017 outlook and 2016 guidance. These statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s and its management’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s reliance on a concentration of a small number of tenants and operators for a significant portion of its revenues, with its concentration in Brookdale increasing as a result of the consummation of the spin-off of QCP on October 31, 2016; the financial condition of the Company’s existing and future tenants, operators and borrowers, including potential bankruptcies and downturns in their businesses, and their legal and regulatory proceedings, which results in uncertainties regarding the Company’s ability to continue to realize the full benefit of such tenants’ and operators’ leases and borrowers’ loans; the ability of the Company’s existing and future tenants, operators and borrowers to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make rent and loan payments to the Company and the Company’s ability to recover investments made, if applicable, in their operations; competition for tenants and operators, including with respect to new leases and mortgages and the renewal or rollover of existing leases; competition for skilled management and other key personnel; availability of suitable properties to acquire at favorable prices and the competition for the acquisition and financing of those properties; the Company’s ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or the Company exercises its right to replace an existing tenant or operator upon default; the risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision making authority and its reliance on its partners’ financial condition and continued cooperation; the Company’s ability to achieve the benefits of investments, including those investments discussed above, within expected time frames or at all, or within expected cost projections; the potential impact on the Company and its tenants, operators and borrowers from current and future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; the effect on the Company’s tenants and operators of legislation and other legal requirements, including licensure, certification and inspection requirements, and laws addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; changes in federal, state or local laws and regulations, Continued 52

The Solana Preserve Houston, TX Forward-Looking Statements & Risk Factors (Continued) including those affecting the healthcare industry that affect the Company’s costs of compliance or increase the costs, or otherwise affect the operations, of its tenants and operators; volatility or uncertainty in the capital markets, the availability and cost of capital as impacted by interest rates, changes in the Company’s credit ratings, and the value of its common stock, and other conditions that may adversely impact the Company’s ability to fund its obligations or consummate transactions, or reduce the earnings from potential transactions; changes in global, national and local economic conditions, and currency exchange rates; changes in the credit ratings on U.S. government debt securities or default or delay in payment by the government of its obligations; the Company’s ability to manage its indebtedness level and changes in the terms of such indebtedness; the Company’s ability to maintain its qualification as a real estate investment trust; the impact of the spin-off transaction on our business; and other risks and uncertainties described from time to time in the Company’s Securities and Exchange Commission (SEC) filings. The Company cautions investors not to place undue reliance on any forward-looking statements. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. The information in this supplemental report should be read in conjunction with the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On the Company’s website, www.hcpi.com, you can access, free of charge, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental report. In addition, the SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including the Company, that file electronically with the SEC at www.sec.gov. This supplemental report also includes market and industry data that the Company has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. The market and industry data is often based on industry surveys and preparers’ experience in the industry. Similarly, although the Company believes that the surveys and market research that others have performed are reliable, it has not independently verified this information. For more information, contact Tom Herzog, Executive Vice President and Chief Financial Officer, at (949) 407-0400. 53

CORP ORATE HEADQUARTERS 192 0 MAIN STREE T, S UITE 1 2 00 IRVINE , CA 92614 (949) 4 07-0700 LOS ANGELES OFFICE 1115 0 SANTA MONICA B OULEVARD, S UITE 1 6 00 LOS ANGELE S, CA 90025 SAN FRANCIS CO OFFICE 95 0 TOWER LANE , S UITE 1 65 0 FOSTER CIT Y, CA 94 4 04 NASHVILLE OFFICE 3000 MERIDIAN B OULEVARD, S UITE 2 00 FRANKLIN , TN 37067 LONDON OFFICE 24 BERKELE Y S QUARE LONDON , WIJ 6HE 54